UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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The Spectranetics Corporation
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THE SPECTRANETICS CORPORATION
9965 Federal Drive
Colorado Springs, CO 80921
(719) 633-8333
________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held May 31, 2012

The Annual Meeting of the Stockholders of THE SPECTRANETICS CORPORATION (the “Company”) will be held at the Cheyenne Mountain Resort, 3225 Broadmoor Valley Road, Colorado Springs, Colorado on May 31, 2012, at 9:00 a.m. (MDT) for the following purposes:

1. To elect Mr. R. John Fletcher and Dr. Craig M. Walker, two Class III directors, to the Board of Directors to serve a three-year term until the 2015 Annual Meeting of Stockholders, or until their successors are elected and have been duly qualified.

2. To hold a non-binding advisory vote to approve the compensation of our named executive officers.

3. To approve the Ninth Amendment (the “Plan Amendment”) to The Spectranetics Corporation 2006 Incentive Award Plan (the “2006 Incentive Award Plan”), which, among other things, increases by 1,700,000 shares the authorized number of shares of our common stock issuable thereunder, and approve the 2006 Incentive Award Plan, as amended.

4. To approve the First Amendment (the “ESPP Amendment”) to The Spectranetics Corporation 2010 Employee Stock Purchase Plan, which increases by 400,000 shares the authorized number of shares of our common stock issuable thereunder.

5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

6. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record as of the close of business on April 2, 2012, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting in person, we urge you to ensure your representation by voting by proxy as promptly as possible. You may vote by completing, signing, dating and returning the enclosed proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. You may also vote by telephone or electronically through the Internet, as further described on the proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and vote your shares in person, your proxy will not be used.

The Board of Directors recommends stockholders vote FOR each of the two Class III director nominees and FOR Proposals 2 through 5.

BY ORDER OF THE BOARD OF DIRECTORS,
Scott Drake
President and Chief Executive Officer
Colorado Springs, Colorado
April 17, 2012

THE SPECTRANETICS CORPORATION
9965 Federal Drive
Colorado Springs, CO 80921
(719) 633-8333

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 31, 2012

PROXY STATEMENT
________________
SOLICITATION OF PROXIES

This Proxy Statement is furnished to stockholders of THE SPECTRANETICS CORPORATION (“us,” “we,” “Spectranetics” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Cheyenne Mountain Resort, 3225 Broadmoor Valley Road, Colorado Springs, Colorado, 80906 on May 31, 2012, at 9:00 a.m. (MDT). We expect that this Proxy Statement and proxy will be first mailed to stockholders on or about April 26, 2012.

The cost of soliciting proxies is being borne by the Company. The Company’s officers, directors and other employees, without additional compensation, may solicit proxies by telephone or by oral communication or by other appropriate means. The Company does not currently anticipate hiring a firm to solicit proxies. The Company may reimburse brokerage houses and other custodians, nominees, and fiduciaries for costs incurred in forwarding solicitation materials to beneficial owners of the shares held of record by those persons. The Company will pay all costs related to the preparation of this Proxy Statement, including legal fees, printer costs and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2012:

This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2011 are available on the Company’s website at www.spnc.com/proxy.

RECORD DATE AND VOTING OF SECURITIES

Only holders of record of the Company’s common stock (“Common Stock”) outstanding as of the close of business on April 2, 2012, are entitled to notice of and to vote on matters presented at the Meeting or any adjournments or postponements of the Meeting. As of April 2, 2012, there were 34,172,696 shares of Common Stock outstanding. Each share of Common Stock will be entitled to one vote on each matter presented at the Meeting. There is no cumulative voting.

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Each matter is tabulated separately. Directors are elected by a plurality of the votes cast, which means that abstentions and broker non-votes will not affect the candidates receiving the plurality of votes. Adoption of the other proposals requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions are counted in tabulations of the votes cast on all proposals presented to stockholders, thereby effectively counting as votes against such proposals. Broker non-votes are not counted for any purpose in determining whether a proposal has been approved. As a result, broker non-votes will not affect the outcome of any proposal.

Shares that are not voted in person cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i) by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed envelope;

(ii) by telephone; or

(iii) electronically through the Internet.

Voting By Proxy Card.  Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card. If no specification is made in a properly executed proxy received by the Company, then the proxy will be voted (i) FOR the election of the two Class III director nominees to the Board listed in this Proxy Statement, (ii) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (iii) FOR the approval of the Plan Amendment and the 2006 Incentive Award Plan, as amended, (iv) FOR the approval of the ESPP Amendment, and (v) FOR the ratification of the appointment of KPMG as our independent registered public accounting firm. If any other matters are brought before the meeting, the proxy holders will vote as recommended by the Board. If no recommendation is given, the proxy holders will vote in their discretion. If you own Common Stock through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity, you should follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting By Telephone Or Through The Internet.  If you are a registered stockholder (that is, if you own Common Stock in your own name and not through a broker, bank or other nominee that holds Common Stock for your account in a “street name” capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 12:00 p.m., Central Time, on May 30, 2011. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems. If your shares of Common Stock are held in “street name” for your account, you should contact your broker, bank or other nominee to determine if you may vote by telephone or through the Internet.

REVOCATION OF PROXY

A proxy may be revoked by a stockholder at any time prior to the exercise of the proxy by written notice to the Secretary of the Company received by May 30, 2012, by submission of another proxy bearing a later date, or by attending the Meeting and voting in person. If you receive two or more proxy cards, please vote each in accordance with the procedures described thereon to ensure that all of the shares are represented. All shares represented by each properly completed and unrevoked proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable. All shares properly voted in accordance with the procedures set forth in this Proxy Statement and the accompanying proxy card will be voted in accordance with your instructions.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in our periodic reports on Form 10-Q and Form 8-K.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of March 31, 2012, by (i) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock; (ii) each of the Company’s directors; (iii) the named executive officers (as defined below under the caption “Executive Compensation—Summary Compensation Table” in this Proxy Statement); and (iv) all of the current executive officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based solely on information furnished by such holders, have sole voting and dispositive power with respect to such shares, subject to community property laws, where applicable. “Percentage of Outstanding Shares” is based on 34,172,696 shares of Common Stock outstanding on March 31, 2012.

Name and Address	Shares Owned (1)	Right to Acquire (2)	Total Shares Beneficially Owned	Percentage of Outstanding Shares
5% Stockholders
Paragon Associates (3)	2,367,664	—	2,367,664	7.0%
Wall Street Associates, LLC (4)	2,261,470	—	2,261,470	6.7%
BlackRock, Inc. (5)	1,935,481	—	1,935,481	5.8%
Directors and Named Executive Officers (6)
David G. Blackburn (7)	35,884	75,590	111,474	*
Anne Melissa Dowling (7)	30,274	—	30,274	*
R. John Fletcher (7)	66,483	45,000	111,483	*
William C. Jennings (7)	30,274	—	30,274	*
Daniel A. Pelak (7)	26,193	—	26,193	*
Joseph M. Ruggio, M.D. (7)	37,027	90,000	127,027	*
Maria Sainz (7)	16,193	—	16,193	*
Craig M. Walker, M.D. (7)	427,274	15,000	442,274	1.3%
Scott Drake	13,000	74,999	87,999	*
Guy A. Childs	124,772	74,615	199,387	*
Jason D. Hein	66,271	174,700	240,971	*
Shahriar Matin	15,922	161,887	177,809	*
Roger Wertheimer	4,327	85,473	89,800	*
All current executive officers and directors as a group (14 persons)	893,894	822,264	1,716,158	4.7%
____________

*	Less than 1%

(1)
Includes shares for which the named person has sole voting and investment power or shared voting and investment power with a spouse. Also includes restricted stock awards, whether vested or unvested. Excludes shares that may be acquired through stock option exercises.

(2)	Shares that can be acquired through stock options exercisable or restricted stock units vesting within 60 days of March 31, 2012.

(3)
Information obtained from Schedule 13D/A filed with the SEC on May 17, 2011. Includes shares owned by Paragon Associates and Paragon Associates II Joint Venture (Paragon JV), Paragon Associates II, Ltd.,

Bradbury Dyer III/SJ Madstone LP (Madstone), and Bradbury Dyer III. Paragon JV claims sole dispositive power and sole voting power for 2,332,664 shares and Madstone claims sole dispositive power and sole voting power for 35,000 shares. Bradbury Dyer III controls the investment decisions of Paragon JV and Madstone. The address for Paragon Associates is 500 Crescent Court, Suite 260, Dallas, TX 75201.

(4)
Information obtained from Schedule 13G/A filed with the SEC on February 14, 2012. The filing noted that Wall Street Associates, LLC claims sole dispositive power for 2,261,470 shares and sole voting power for 1,203,070 shares. The address for Wall Street Associates, LLC is 1200 Prospect Street, Suite 100, La Jolla, CA 92037.

(5)
Information obtained from Schedule 13G/A filed with the SEC on February 8, 2012. Includes shares owned by BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Managment Canada Limited, BlackRock Advisors, LLC and BlackRock Investment Management, LLC. The filing noted that BlackRock, Inc. is a parent holding company and claims sole dispositive power and sole voting power for 1,935,481 shares. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)	The address of each of the directors and named executive officers listed is c/o The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, CO 80921.

(7)
Shares owned include 10,274 shares of unvested restricted stock granted to each of Mr. Blackburn, Ms. Dowling, Mr. Fletcher, Mr. Jennings, Dr. Ruggio and Dr. Walker at the June 9, 2011 Annual Meeting of Stockholders, pursuant to the 2006 Incentive Award Plan; and 6,193 shares of unvested restricted stock granted on June 9, 2011 to each of Mr. Pelak and Ms. Sainz pro-rated from their appointment as new Board members. The shares of restricted stock are subject to forfeiture until they vest one year from the date of grant.

BOARD OF DIRECTORS

The following table lists the members of the Board, their ages as of March 31, 2012, their positions with the Company, the year first elected as a director, and the expiration of their current term.

Name	Age	Positions with the Company	Director Since	Term Expires
David G. Blackburn (1)	73	Director	2003	2012
Anne Melissa Dowling	53	Director	2009	2014
Scott Drake	44	President and Chief Executive Officer, Director	2011	2013
R. John Fletcher (2)	66	Chairman of the Board of Directors	2002	2012
William C. Jennings	72	Director	2009	2013
Daniel A. Pelak	60	Director	2010	2014
Joseph M. Ruggio, M.D.	57	Director	1997	2013
Maria Sainz	46	Director	2010	2014
Craig M. Walker, M.D. (2)	58	Director	2004	2012
____________
(1) Mr. Blackburn is retiring as a member of the Board, effective as of the 2012 annual meeting.
(2) Nominated for re-election to the Board for a three-year term.

The Board is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting only directors of the class whose term is expiring are voted upon, and upon election each such director serves a three-year term. Messrs. Drake, Jennings and Ruggio currently serve as our Class I directors until the annual meeting to held in 2013; Ms. Dowling, Ms. Sainz and Mr. Pelak currently serve as our Class II directors until the annual meeting to be held in 2014; Messrs. Blackburn, Fletcher and Walker currently serve as our Class III directors until the annual meeting on May 31, 2012. The Board of Directors may determine from time to time the size of the Board of Directors, but in no event can it determine to have a Board consisting of fewer than four or more than nine directors. The size of the Board is currently set at nine. If the number of directors is changed, any increase or decrease is apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class holds office for a term that coincides with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director holds office until the annual meeting for the year in which his term expires until his successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The Company is not aware of any family relationships among any of the directors and executive officers of the Company.

CORPORATE GOVERNANCE

The Board believes that good corporate governance is paramount to ensure that the Company is managed for the long-term benefit of its stockholders. As part of our ongoing efforts to constantly improve corporate governance, the Board and management have undertaken a number of initiatives to improve the Company’s corporate governance policies and practices.

In April 2008, the Board adopted Corporate Governance Guidelines (the “Guidelines”) to assist in the exercise of its responsibilities in serving the best interests of the Company and its stockholders. The Guidelines were reviewed and amended by the Board in December 2009 and June 2011. The Guidelines address such matters as director qualification standards, director independence, selection of new directors, director compensation, Board access to senior management and independent advisors, stock ownership guidelines, limitations on director service on other boards, director resignation, the annual self-evaluation process and leadership development. A complete copy of the Guidelines is available in the Investor Relations section of the Company’s website at www.spectranetics.com/company/investor-relations/corporate-governance.

Corporate Code of Conduct

The Board has adopted a Corporate Code of Conduct and Ethics, which was revised and approved in December 2010 (the “Code of Conduct”), that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and other senior financial officers. The Code of Conduct, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” within the meaning of the listing standards of the NASDAQ Global Select Market. The Code of Conduct is posted on our website at www.spectranetics.com/company/investor-relations/corporate-governance. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. We intend to disclose on our website future amendments to certain provisions of our Code of Conduct, and any waiver of provisions of the Code of Conduct required to be disclosed under the rules of the SEC or listing standards of the NASDAQ Global Select Market.

Director Independence

Our Board makes an annual determination as to the independence of each Board member under the current standards for “independence” established by the NASDAQ Global Select Market. In March 2011, the Board determined that all of its directors are independent under these standards except for (i) Dr. Ruggio, who received compensation from the Company in 2009, 2010 and 2011 related to the purchase of a patent by the Company from Dr. Ruggio covering an apparatus and method for aspirating intravascular, pulmonary and cardiac obstructions as well as certain royalties on net sales of products that contain one or more of the inventions covered by the patent; (ii) Dr. Walker, who received compensation from the Company in 2009, 2010 and 2011 pursuant to a consulting agreement under which Dr. Walker trains physicians in the use of the Company’s excimer laser technology and provides consulting services in connection with speaker honoraria and directing or moderating laser training courses; and (iii) Mr. Drake, who also serves as our President and Chief Executive Officer. Concerning the patent agreement with Dr. Ruggio, an amendment to the patent purchase agreement was executed in June 2011, which documents that the patent has been fully paid up and there will be no future royalty payments to Dr. Ruggio.

Leadership Structure

Until November 1, 2010, the roles of Chairman of the Board and Chief Executive Officer were combined. Upon the retirement of Emile Geisenheimer from his positions as Chairman of the Board and Chief Executive Officer on November 1, 2010, the Board considered the advisability of next electing an independent director as Chairman of the Board. In December 2010, Mr. Fletcher, an independent director, was elected Chairman of the Board. In August 2011, the Company hired Scott Drake to serve as the Company’s President and Chief Executive Officer.

Our Board believes that, at the present time, the interests of the Company and our stockholders are best served by the leadership and direction provided by an independent Chairman of the Board. The Board believes that this structure enhances the Board’s oversight of, and independence from, management and enhances the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders. The Board also believes that this leadership structure will allow the Chief Executive Officer to focus his time and energy on operating and managing the Company and leverage the experiences and perspectives of the independent Chairman of the Board. Furthermore, the Audit, Compensation, and Nominating and Corporate Governance committees, each of which is made up entirely of independent directors, perform various oversight functions independent of management. We may in the future again combine the roles of Chief Executive Officer and Chairman of the Board depending on the then-current circumstances.

The Board’s Role in Risk Oversight

The Board has two primary methods of overseeing risk. The first method is through the Company’s Enterprise Risk Management (“ERM”) process, which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the Board committees.
The goal of the ERM process is to provide an ongoing process, effected at all levels of the Company across each business unit and corporate function, to identify, assess and monitor risk, and agree on mitigating action. Where the ERM process identifies a material risk, it will be elevated through the CEO to the Board for its consideration. The Audit Committee amended its charter in October 2010, as requested by the Board, to expressly include as one of the Audit Committee’s responsibilities the oversight of management’s processes to manage the Company’s enterprise-wide risk. In this regard, the Audit Committee periodically receives and reviews presentations from management regarding the ERM process to assess whether it appears to be functioning effectively.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has the responsibility for the oversight of the Company’s risk management processes. Senior management attends regular meetings of the Board, provides presentations on operations, including significant risks, and is available to address any questions or concerns raised by the Board. Specific examples of risks primarily overseen by the full Board include, but are not limited to, legal risks, competition risks, industry risks, economic risks, liquidity risks, business operations risks, reputational risks and risks related to acquisitions and dispositions.

Additionally, our Board committees assist the Board in fulfilling its oversight responsibilities in the ERM process.

•
The Audit Committee regularly reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. Specific examples of risks primarily overseen by the Audit Committee include risks related to the preparation of the Company’s financial statements, disclosure controls and procedures, internal controls over financial reporting, accounting, financial, auditing, and treasury risks.

•	The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

•
The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning and corporate governance.

•
The Compliance Committee assists the Board in fulfilling its oversight responsibilities by considering risks relating to the Company’s operations within the medical device industry specifically, its compliance with applicable health care laws and regulations and its compliance with the terms of the five-year Corporate Integrity Agreement (“CIA”) entered into in December 2009 with the Office of Inspector General of the United States Department of Health and Human Services (“OIG”) as part of the resolution of a federal investigation.

Our Board is apprised by the chair of each Board committee of significant risks and management’s responses via periodic updates at regularly scheduled Board meetings. We believe the leadership structure of our Board supports the Board’s effective oversight of the Company’s risk management.

Stockholder Communications with the Board

Stockholders may send written communications to the attention of the Board, any Board committee or any individual Board member. Communications will be directed to our Corporate Secretary, who will be primarily responsible for monitoring communications from stockholders and providing copies of such communications to the directors. Communications should include the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of Company common stock owned by the stockholder and, if the stockholder is not the record owner of the stock, the name of the record owner. The Corporate Secretary will forward all communications that are not more suitably directed to management to the Board, a committee or individual directors, as appropriate. The Corporate Secretary will log all communications not forwarded to the Board, committee or individual directors and will make such log available to the Board. Stockholders who wish to communicate with the Board can write to Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921.

Board Committees and Meetings

The Board held eight meetings during 2011. No director attended fewer than 75% in the aggregate of all Board meetings and meetings of any committee on which he or she served during 2011. Members of the Board and its committees also consulted informally with each other and with management from time-to-time and acted at various times by written consent without a meeting during 2011. We typically schedule a Board meeting in conjunction with our Annual Meeting of Stockholders and expect that all of our directors will attend the Annual Meeting, absent a valid reason. All individuals then serving as directors attended our 2011 Meeting.

The Board has the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Compliance Committee. In 2010, the Board authorized an ad hoc Executive Committee to serve until the Board identified and hired Mr. Drake as Chief Executive Officer in August 2011.

Audit Committee.  In 2011, the Audit Committee consisted of three directors, Mr. Jennings, who serves as Chairperson, Ms. Dowling and Mr. Pelak, all of whom are “independent” under the current NASDAQ Global Select Market listing standards and SEC rules regarding audit committee membership. Mr. Jennings and Ms. Dowling were appointed to the Audit Committee in March 2009. Mr. Pelak was appointed to the Audit Committee in December 2010.

The Board has determined that Mr. Jennings qualifies as an audit committee financial expert as that term is defined in the SEC’s rules and regulations.

The Audit Committee assists the Board in fulfilling its oversight responsibility by overseeing (i) our accounting and financial reporting processes and the audit of our financial statements; (ii) the adequacy and effectiveness of our internal controls; (iii) the appointment, compensation, retention and oversight of the work of our independent auditors; (iv) the portions of the Code of Conduct that relate to the quality or integrity of our financial statements; and (v) our processes regarding enterprise wide risk management. The Audit Committee also oversees the Company’s policy and procedures for the review, approval or ratification of transactions with related persons. The Audit Committee also pre-approves all audit and permissible non-audit services to be performed for the Company by its independent registered public accounting firm in accordance with the policy described later in this Proxy Statement. The Audit Committee is responsible for preparing the report that is required by SEC rules to be included in this Proxy Statement.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, fraud or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing practices. Such procedures can be found on our website at www.spectranetics.com/company/investor-relations/corporate-governance.

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm. The committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. The Audit Committee meets privately with the independent auditors, and the independent auditors have unrestricted access and report directly to the Audit Committee.

The Audit Committee held nine meetings during 2011. The report of the Audit Committee for 2011 can be found following the “Director Compensation” section in this Proxy Statement. The Board has adopted an Audit Committee Charter, which is available on our website at www.spectranetics.com/company/investor-relations/corporate-governance.

Compensation Committee.  In 2011, the Compensation Committee consisted of three directors, Ms. Dowling, who served as Chairperson, Mr. Jennings and Ms. Sainz, all of whom are “independent” under the current NASDAQ Global Select Market listing standards. Ms. Dowling and Mr. Jennings were appointed to the Compensation Committee in March 2009. Ms. Sainz was appointed to the Compensation Committee in December 2010. In March 2012, Mr. Pelak, who is also “independent” under the current NASDAQ Global Select Market listing standards, was appointed to the Compensation Committee and appointed as Chairperson to the committee.

The Compensation Committee is responsible for, among other things, discharging our Board’s responsibilities relating to the compensation of our executive officers and directors and the equity compensation of all employees, including assessing our overall compensation philosophy, structure and related risks, if any, reviewing incentive compensation plans and equity-based plans and determining executive officer and director compensation. The Compensation Committee also participates in the preparation of the Compensation Discussion and Analysis for inclusion in this Proxy Statement and produces a Compensation Committee Report for inclusion in this Proxy Statement, each in accordance with applicable rules and regulations.

With respect to the compensation of executive officers, the Compensation Committee, with significant input from the CEO, evaluates the individual performance of each executive officer other than the CEO and determines and approves the compensation of the executive officers based on such evaluation. With respect to the CEO, the Compensation Committee, with input from the Chairman of the Board, completes an annual performance review of our CEO. In addition, the Compensation Committee annually reviews a salary survey of healthcare companies and actual salary amounts provided in peer group proxy statements. Based on evaluations submitted by the CEO, the Compensation Committee’s evaluation of the CEO, and a review of relevant third-party compensation data as described above, the Compensation Committee sets compensation levels for the Company’s executive officers that correspond to the Company’s goals and objectives. As part of the evaluation of the CEO, the Compensation Committee also solicits feedback from other Board members. In March 2011, because we did not have a CEO at the time this process took place, the Compensation Committee assessed the individual performance of each executive officer.

The Compensation Committee reviews and approves incentive compensation plans and makes recommendations to the Board with respect to equity-based plans. In addition, it approves any grants of stock options and other equity awards to the Company’s executive officers, including the Chief Executive Officer, in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee also reviews and approves grants of stock options and other equity awards to the Company’s employees. In 2010, the Compensation Committee delegated the review and approval of quarterly grants to non-officer new hires, within certain pre-determined guidelines, to the Chief Financial Officer and General Counsel, acting jointly. The Compensation Committee certifies whether performance goals, which are established by the Board of Directors, are met before performance-based compensation is paid to executive officers. The Compensation Committee is also responsible for administering the equity-based plans, including the 2006 Incentive Award Plan.

In 2011, the Compensation Committee engaged Pearl Meyer & Partners, a compensation consulting firm, to act as the Compensation Committee’s consultants on executive and director compensation, the establishment of a peer group list for executive officer compensation comparisons, and for matters regarding director and officer indemnification. With regard to director compensation, Pearl Meyer & Partners provided general advice regarding the reasonableness of our director compensation levels in comparison with those of other similarly situated companies and the appropriateness of our total director compensation program structure.

The Compensation Committee held 11 meetings during 2011. The report of the Compensation Committee for 2011 can be found below under the caption “Compensation Discussion and Analysis” in this Proxy Statement.

The Compensation Committee operates pursuant to a written Charter adopted by the Board, which is available on our website at www.spectranetics.com/company/investor-relations/corporate-governance.

Nominating and Corporate Governance Committee.  In 2011, the Nominating and Corporate Governance Committee consisted of three directors, Ms. Dowling, who served as Chairperson, and Messrs. Fletcher and Jennings, all of whom are “independent” under the current NASDAQ Global Select Market listing standards. In March 2012, Mr. Fletcher was appointed as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee proposes nominees for election to the Board, including any stockholder nominees. The Nominating and Corporate Governance Committee recommended the nominees for election at this Annual Meeting. Other duties and responsibilities include: assessing the size and composition of the Board and its committees, overseeing the annual evaluation of the Board, and making recommendations to the Board regarding matters such as Stockholder proposals, the Corporate Governance Guidelines, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and the charters of the Board committees.

The Nominating and Corporate Governance Committee held three meetings during 2011, and acted by unanimous written consent without a meeting once. The Nominating Committee was formed in April 2004, and in April 2008, the Board changed the name of the committee and expanded its duties pursuant to a revised and amended Nominating and Corporate Governance Committee Charter, which is available on our website at www.spectranetics.com/company/investor-relations/corporate-governance.

Criteria for Director Nominees.  The Nominating and Corporate Governance Committee evaluates each nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experiences. The qualifications of a director candidate should provide balance to the current Board’s knowledge, perspective, experience and expertise. A director candidate is examined in light of the Company’s current and anticipated needs. In determining whether to recommend a current director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in, and contributions to, the activities of the Board.

In seeking individuals to join the Board of Directors, the Nominating and Corporate Governance Committee considers the following to be minimum qualifications that a candidate must possess:

•	Commitment to promoting the long-term interests of the Company’s stockholders;

•	Strong professional and personal reputations consistent with the Company’s values;

•	Broad general business experience and acumen, which may include experience in management, finance, marketing and/or accounting;

•	Leadership experience and experience with strategic planning;

•	Familiarity with the Company’s industry and marketplace;

•	Well-educated, including possible graduate degrees and professional training;

•	Mature business judgment and a high level of personal and professional integrity; and

•	Sufficient time, energy and attention to devote to the Company’s business as a member of the Board.

In addition, the Nominating and Corporate Governance Committee may consider the following where necessary and appropriate:

•	A candidate’s independence, as defined under the current NASDAQ Global Select Market listing standards; and

•	A candidate’s ability to satisfy the composition requirements for the Audit Committee.

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the committee has in the past used, and may in the future use, the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the committee will interview that candidate if it believes the candidate might be suitable to be a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the Board, it may recommend to the full Board that candidate’s appointment or election.

Stockholder Recommendations for Nominations to the Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares of Spectranetics common stock. Candidates recommended by stockholders will be evaluated in the same manner as any other candidate. Stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chair of the Nominating and Corporate Governance Committee, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. A stockholder recommendation must contain the following information:

•	Documentation supporting that the writer is a stockholder of Spectranetics and a statement that the writer is recommending a candidate for nomination as a director;

•
A resume of the candidate’s business experience and educational background that also includes the candidate’s name, business and residence addresses, principal occupation or employment, and an explanation of how the candidate’s background and qualifications are directly relevant to Spectranetics’ business;

•	The number of shares of Spectranetics common stock beneficially owned by the candidate;

•
A statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of Spectranetics, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Board;

•
Detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing stockholder, the candidate, and any affiliate of the proposing stockholder or the candidate;

•	Any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•	A signed consent of the candidate to serve as a director, if nominated and elected; and

•
The other information set out in our Policy and Procedures Regarding the Consideration of Director Candidates Recommended by Security Holders, which is available on our website at www.spectranetics.com/company/investor-relations/corporate-governance.

In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the proposing stockholder and may request an interview with the candidate. The Nominating and Corporate Governance Committee has sole discretion to decide which individuals to recommend for nomination as directors by the Board.

Any stockholder that desires to recommend a candidate for nomination to the Board who would be considered for election at the Annual Meeting of Stockholders in 2013 is strongly encouraged to do so no later than the date that proposals meeting the requirements of Rule 14a-8 promulgated under the Exchange Act are due. See “Date of Receipt of Stockholder Proposals.”

Compliance Committee. The Compliance Committee was formed in September 2008 and held six meetings during 2011. The Compliance Committee consists of two directors, Dr. Ruggio, who serves as Chairperson, and Mr. Blackburn. With the assistance of the Chief Compliance Officer and others, the Compliance Committee performs periodic reviews of the Company’s regulatory and commercial compliance policies and procedures and provides ongoing oversight of these policies and procedures to ensure compliance with relevant healthcare laws and regulations.

Under the terms of the five-year CIA, Spectranetics must maintain a Board Compliance Committee, consisting of at least two non-management members of the Board, and a Management Compliance Committee for the term of the CIA. The Board Compliance Committee will assist the Board, the Chief Compliance Officer, and the Management Compliance Committee in overseeing and maintaining the Company’s compliance program and complying with the terms of the CIA. The Board Compliance Committee also serves as a point of direct access, in the form of a confidential and anonymous compliance hotline, for Company employees who wish to bring compliance concerns directly to the Board.

Executive Committee. In October 2010, the Board appointed an ad hoc Executive Committee of the Board to work with an ad hoc Management Executive Council until the Company hired a Chief Executive Officer. The Executive Committee of the Board consisted of Messrs. Fletcher and Jennings and Ms. Dowling. The Management Executive Council consisted of Messrs. Childs, Matin and Hein. The three senior executives that comprised the Management Executive Council worked closely with the Executive Committee of the Board to ensure prompt and adequate communication between the Board and management and to handle chief executive officer responsibilities.

The Executive Committee and the Management Executive Council functioned until the Company hired Mr. Drake as Chief Executive Officer in August 2011.

Compensation Committee Interlocks and Insider Participation

In 2011, Ms. Dowling, Ms. Sainz and Mr. Jennings served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. During the last fiscal year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the Board of Directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS

Policy and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

The Board has adopted a written policy and procedures for the review, approval or ratification of “Related Party Transactions” consistent with the listing standards of the NASDAQ Global Select Market and Item 404(a) of Regulation S-K under the Securities Act of 1933. For purposes of the policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Party had, has or will have a direct or indirect interest. In 2011, the Audit Committee approved the terms of a consulting agreement with Dr. Walker pursuant to which Dr. Walker trains physicians in the use of the Company's excimer laser technology and provides consulting services in connection with speaker honoraria and directing or moderating laser training courses. Dr. Walker earned $96,600 during 2011 for such consulting services.

The policy defines “Related Party” as:

•	Any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

•	Any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities;

•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

•
Any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or principal, or is in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Under the policy, the Audit Committee reviews the relevant facts and circumstances of each Related Party Transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the Related Party’s interest in the transaction. The Audit Committee then either approves or disapproves the Related Party Transaction. A Related Party Transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. If advance Audit Committee approval of a Related Party Transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee's next regularly scheduled meeting; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul the transaction. No director may participate in the approval of a Related Party Transaction for which he or she is a Related Party. The Audit Committee has reviewed and pre-approved certain types of Related Party Transactions, which are deemed approved or ratified, as applicable, under the policy, including the following:

•	Compensation:

(i)	to an executive officer or director of the Company if the compensation is required to be reported in the Company's proxy statement pursuant to Item 402 of Regulation S-K; or

(ii)
to an executive officer of the Company, if such compensation would have been required to be reported under Item 402 of Regulation S-K as compensation earned for services to the Company if the executive was a “named executive officer” in the proxy statement and such compensation has been approved, or recommended to the Company's Board of Directors for approval, by the Compensation Committee.

•	Transactions that are in the Company’s ordinary course of business and where the interest of the Related Party arises only:

(i)	from the Related Party’s position as a director of another corporation or organization that is a party to the transaction;

(ii)
from the direct or indirect ownership by such Related Party and all other Related Parties, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction;

(iii)	from both such positions and ownership described above; or

(iv)
from the Related Party’s position as a limited partner in a partnership in which the Related Party and all other Related Parties, in the aggregate, have an interest of less than 5%, and the Related Party is not a general partner of and does not have another position in the partnership.

•
Transactions that are in the Company’s ordinary course of business and where the interest of the Related Party arises solely from the ownership of a class of equity securities in the Company and all holders of such class of equity securities of the Company will receive the same benefit on a pro rata basis.

BUSINESS EXPERIENCE OF NON-EMPLOYEE DIRECTORS

R. John Fletcher has served on the Board since March 2002 and was appointed Chairman of the Board in December 2010. Mr. Fletcher is currently Chief Executive Officer of Fletcher Spaght, Inc. (FSI), a strategy consulting organization, which he founded in 1983, and Managing Director of Fletcher Spaght Ventures, a venture fund. Prior to FSI, Mr. Fletcher was a manager at the Boston Consulting Group. Mr. Fletcher was a PhD candidate in International Business at The Wharton School, University of Pennsylvania, during which he earned a master’s degree in International Finance. He received his Master of Business Administration from Southern Illinois University. Mr. Fletcher currently serves as a director of Marina Biotech, a biotechnology company focused on RNAi-based therapeutics, and Axcelis Technologies, a public semiconductor equipment company. From 2005 to 2009, Mr. Fletcher served as a director of Panacos Pharmaceuticals Inc., a public biotechnology company focused on therapeutic solutions for infectious disease, and until 2011, served as a director of AutoImmune, Inc., a public biotechnology company that develops orally-administered pharmaceutical products. Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to the Board, both in the Company’s core businesses as well as new business opportunities. Additionally, he has experience as a public company director on other public company boards.

David G. Blackburn has served on the Board since December 2003. Mr. Blackburn was a principal with TRG Health Care Solutions, a firm specializing in the development of joint venture opportunities between hospitals, diagnostic centers and physicians, from 2003 to 2010, after which he retired. From 2001 to 2003, he served as a consultant with the same firm. From 1995 to 2001, Mr. Blackburn was president of Arkansas Heart Hospital, an investor-owned hospital specializing in the diagnosis and treatment of heart disease. Prior to that, he served as a senior executive of several hospitals. As a hospital administrator, Mr. Blackburn established and directed risk assessment activities in several hospitals, presented financial reports to boards and directed human resources, including compensation programs. Mr. Blackburn’s experience as a hospital executive and as a consultant in the healthcare industry uniquely qualifies him to serve as a director.

Anne Melissa Dowling has served on the Board since February 2009. Ms. Dowling is currently the Deputy Commissioner of Insurance for the State of Connecticut, and was most recently the Senior Vice President for Strategy of the U.S. Insurance Group at MassMutual Financial Group (MMFG) during 2006 and 2007. In this role she determined the strategy for the insurance businesses (individual life, institutional insurance, disability income, long term healthcare, structured settlements), identifying new markets for MassMutual to pursue, new businesses to enter and disposition of non-strategic businesses. From 1996 to 2006, she built the Large Corporate Markets Division which served professional groups, employers, and high net worth individuals and families with executive benefit program design, balance sheet management, benefit funding and advanced estate planning tools. Ms. Dowling is a Chartered Financial Analyst (CFA), graduated from Columbia University School of Business with a Master of Business Administration in Finance, and from Amherst College with a dual degree in Fine Arts and French. She has served as a trustee of Amherst College, University of Connecticut Foundation, and numerous other community organizations. Ms. Dowling’s experience as an executive in the financial services industry provides strategic, leadership and management insights to the Board.

William C. Jennings has served on the Board since February 2009. Mr. Jennings is a retired partner of PricewaterhouseCoopers LLP, where he led its risk management and internal control consulting practice from 1991 until his retirement in 1999. Prior to that, Mr. Jennings served as a senior audit partner at Coopers & Lybrand, as a Senior Executive Vice President at Shearson Lehman Brothers responsible for quality assurance, internal audit and compliance and as Executive Vice President and Chief Financial Officer of Bankers Trust Company. Since retiring from PricewaterhouseCoopers LLP, Mr. Jennings has provided independent consulting services to a number of companies. Mr. Jennings served as a director of NYFIX, Inc. for four years until December 2007. Mr. Jennings graduated with a Bachelor of Science degree from the University of Akron and also holds a Master of Business Administration from the University of Florida. Mr. Jennings currently serves as a director of Axcelis Technologies, Inc. and Silgan Holdings Inc. Mr. Jennings brings to our Board extensive experience in finance, accounting and internal control matters, particularly as they apply to public companies. Additionally, he has experience as a public company director on other public company boards.

Daniel A. Pelak has served on the Board since November 2010. Mr. Pelak is currently a senior advisor to the private equity firm Welsh, Carson, Anderson and Stowe. From 2005 to 2008, he served as the President and Chief Executive Officer of Innerpulse, Inc., a privately held, early-stage cardiac medical device company. From 2002 to 2005, Mr. Pelak served as President and Chief Executive Officer of Closure Medical Corporation, a publicly held global leader in the development and manufacture of biomaterial-based medical adhesives, until its acquisition by Johnson & Johnson (Ethicon Division) in 2005. Prior to that, Mr. Pelak was employed by Medtronic Inc., where he advanced through multiple management positions over a 25-year period. His executive positions at Medtronic included Vice President, Cardiovascular Marketing and Vice President and General Manager of three operating divisions — Nortech, Cardiac Surgery Technology and Perfusion Systems. Mr. Pelak is currently the Chairman of K2M, Inc. and the Chairman of Valeritas, Inc. He also serves on the board of the directors of the privately held Vertos Medical Corp., a minimally invasive surgical device company specializing in the treatment of spinal conditions. From 2006 to 2010, Mr. Pelak served on the board of directors of AGA Medical, Inc., a publicly held medical device company which specializes in non-surgical techniques to treat structural heart defects and circulatory conditions. Mr. Pelak has over twenty years of experience as a senior executive in the medical technology industry and brings to the Board considerable knowledge and experience of markets we serve and the medical device industry in general, to support our operating and strategic initiatives. He also has experience as a public company director on other public company boards.

Joseph M. Ruggio, M.D. has served on the Board since February 1997. Dr. Ruggio is a practicing interventional cardiologist. Since 1995, Dr. Ruggio has served as Chairman and President of Pacific Cardiovascular Associates Medical Group, Inc., a large cardiovascular professional corporation which he founded. He also serves as President and Chief Executive Officer of Via Vitae, a cardiovascular disease management company, which was founded in February 1996. Prior to that, Dr. Ruggio served as founder, Chairman, President and Chief Executive Officer of UltiMed, Inc., a cardiovascular medical services organization, which was founded in July 1995. From August 1985 to December 1995, Dr. Ruggio served as Chairman of the Department of Cardiology and Director of Invasive Interventional Cardiology for FHP, Inc. Since 2000, Dr. Ruggio has served on the board of directors of Monarch HealthCare, a large southern California Independent Practice Association (IPA). He also serves on the Scientific Advisory Board for Proteus Biomedical, a private company that specializes in intelligent medicine applications using advanced technologies. Dr. Ruggio’s experience as a practicing interventional cardiologist and as a healthcare executive provides an important perspective to the Board on the clinical performance of the Company’s products, competitive products and new products.

Maria Sainz has served on the Board since November 2010. Ms Sainz is currently the General Manager for the Concentric Medical unit under the Neurovascular division of Stryker Corporation. Stryker Corporation acquired Concentric Medical, Inc., a privately held, commercial stage company that manufactures and markets minimally invasive devices that are delivered into the brain to remove blood clots that cause ischemic stroke, in October 2011. Ms Sainz was President and CEO of Concentric Medical since April 2008 until the acquisition by Stryker in October 2011. From 1991 to 2006, Ms. Sainz held various executive positions in the United States and Europe within the cardiac rhythm management, cardiac surgery and vascular intervention divisions of Eli Lilly’s medical device businesses and Guidant Corporation. From 2003 to 2006, Ms. Sainz was a member of the Guidant Management Committee as President, Cardiac Surgery Division, a 500-employee division that grew from $90 million to $176 million in annual revenue under her leadership. Following Guidant’s acquisition by Boston Scientific Corporation in 2006, she served as an advisor to the Chief Operating Officer and assisted in several transition activities in the United States and Europe until early 2008. Ms. Sainz currently serves as a director of Neotract, Inc., a privately held medical device company. Ms. Sainz brings to the Board considerable knowledge and experience of markets we serve and the medical device industry in general, to support our operating and strategic initiatives. Additionally, she has experience as a public company director on other public company boards.

Craig M. Walker, M.D. has served on the Board since December 2004. He is a practicing interventional cardiologist. Dr. Walker is the Founder, President, and Medical Director of the Cardiovascular Institute of the South, a position he has held since August 1983; Medical Director of the CIS Cardiovascular Fellowship Training Program; Clinical Professor of Medicine, Tulane University School of Medicine; and Medical Director of the Cardiac Catheterization Laboratory at Terrebonne General Medical Center. Since 2009, Dr. Walker has served on the board of directors of Väsamed, Inc., a company which designs, licenses, manufactures and distributes noninvasive tools to diagnose and monitor circulatory health. He also serves on the board of directors of Idev, a private company which develops medical devices for use in interventional radiology, vascular surgery and cardiology. Dr. Walker’s experience as a practicing interventional cardiologist with extensive experience in coronary and peripheral interventions and as a healthcare executive provides an important perspective to the Board on the clinical performance of the Company’s products, competitive products and new products. Additionally, he has experience as a public company director on other public company boards.

EXECUTIVE OFFICERS

The current executive officers of the Company, their positions with the Company and their ages as of March 31, 2012 are as follows:

Name	Age	Office
Scott Drake (1)	44	President and Chief Executive Officer
Guy A. Childs (1)	46	Chief Financial Officer
Jason D. Hein (1)	43	Senior Vice President, General Manager, Vascular Intervention
Shahriar (Shar) Matin (1)	37	Senior Vice President, Operations, Product Development and International
Francisco (Frank) T. Rivas	58	Vice President, Chief Compliance Officer
Roger Wertheimer	53	Vice President, General Counsel & Secretary, Vice President, Human Resources
___________________

(1)
Following Emile Geisenheimer’s retirement as Chairman, President and Chief Executive Officer on November 1, 2010, the Board created a Management Executive Council, comprised of Messrs. Childs, Hein and Matin, to handle chief executive officer responsibilities until Scott Drake was hired as Chief Executive Officer in August 2011.

Each executive officer of the Company serves at the discretion of the Board. The Company is not aware of any family relationships among any of the directors and executive officers of the Company.

Scott Drake has served as our Chief Executive Officer since August 2011 and a director since September 2011. Prior to joining Spectranetics, Mr. Drake held the position of Senior Vice President, Operations of DaVita, Inc., a leading U.S. provider of kidney care and dialysis, from 2009 to August 2011. Previously, Mr. Drake held several positions of increasing responsibility within various healthcare business units at Covidien, Plc over a period of 17 years, including the following: (i) from 2006 to 2009, Mr. Drake was Global Business Unit President, Respiratory and Monitoring Solutions; (ii) from 2003 to 2006, he was President, Valleylab (recently re-named Energy-Based Devices); (iii) from 2001 to 2003, he was Vice President and General Manager, Critical Care. Prior to 2001, Mr. Drake held several positions in sales and marketing management within various medical device business units at Covidien, Plc. Mr. Drake holds a B.S. in business administration from Miami University of Ohio.

Guy A. Childs has served as our Chief Financial Officer since January 2003. Since joining us in September 1991, Mr. Childs has held various accounting and financial management positions, including being Director of Finance, which he held from January 2000 to May 2002. In May 2002, Mr. Childs was appointed Acting Chief Financial Officer, a position he also held from May 1999 to December 1999. Prior to joining us, Mr. Childs worked for the public accounting firm of Deloitte & Touche, LLP serving as a senior accountant on various audit engagements in the financial services, healthcare and manufacturing industries.

Jason D. Hein is currently our Senior Vice President, General Manager of Vascular Intervention. Previously, he served as Senior Vice President, Sales, Marketing and Business Development since July 2010 and as Senior Vice President, Sales and Marketing since July 2009. Prior to that, he served as our Vice President and General Manager, Lead Management from June 2008 to June 2009, our General Manager, Lead Management from January 2007 to June 2008, and Director of Lead Management Marketing from July 2006 to January 2007. Prior to joining Spectranetics, Mr. Hein spent seven years in Guidant’s Cardiac Rhythm Management (CRM) division, now owned by Boston Scientific. He was a manager in both sales and marketing, and he held various positions in sales, new product planning, and clinical studies. Mr. Hein also received several achievement and commendation medals for his work for the U.S. Navy’s ballistic missile submarines from 1992 to 1999. Mr. Hein received his Master of Business Administration from the University of Nebraska.

Shahriar (Shar) Matin was promoted to the position of Senior Vice President, Operations, Product Development and International, effective April 2010. Thus, Mr. Matin is our principal operations officer, with responsibilities that include oversight of manufacturing engineering, operations, quality, regulatory affairs, clinical affairs and product development. In addition, Mr. Matin retained his responsibilities for oversight of our international business. Prior to that, he served as Vice President, International, since March 2008 and as Managing Director of our wholly-owned subsidiary, Spectranetics International, B.V., since April 2007. In his role as Vice President, International, his responsibilities included all commercial activities outside the United States, which included Japan, Asia, Australia, Puerto Rico and Latin America. From 2006 to March 2007, he held the position of Business Unit Director — Cardiac Rhythm Management for Guidant Corporation, now owned by Boston Scientific Corporation, in China. During 2005 and 2006, he was the General Manager — Southeast Asia and Pakistan for Guidant Corporation. From 1997 to 2004, Mr. Matin held clinical sales, project management, and manufacturing engineering positions at Guidant Corporation, which included assignments in the United States, Japan and Ireland. Mr. Matin received his Bachelor of Science degree in Mechanical Engineering, with honors, from the University of California, Berkeley, and his Master of Business Administration from Harvard Business School.

Francisco (Frank) T. Rivas has served as Vice President, Chief Compliance Officer since June 2010. Mr. Rivas brings 25 years of pharmaceutical and medical device experience to Spectranetics, the last 15 of which focused on regulatory compliance. Mr. Rivas began his legal career as a trial attorney in Philadelphia, Pennsylvania. His interests then turned to the pharmaceutical industry as he became a Senior Counsel for Wyeth Pharmaceuticals from 1986 to 2000. From 2007 to 2010, he served as the Associate General Counsel and Chief Regulatory Compliance Counsel for Alcon Laboratories, based in Texas. Mr. Rivas has provided regulatory counsel to pharmaceutical and medical device companies in areas of risk management, product development, clinical trials, business development, promotional activities, Quality Systems Regulations and interactions with health care providers. Additionally, he has developed compliance programs and has conducted compliance-related investigations. Mr. Rivas received his Bachelors of Science degree from the United States Merchant Marine Academy, Kings Point, NY, and his J.D. from Washburn University. He also holds a Masters of Law (LL.M.) in Taxation from Temple University, Philadelphia. He is licensed to practice law in Pennsylvania and New Jersey (inactive).

Roger Wertheimer has served as Vice President, General Counsel & Secretary and Vice President, Human Resources since March 2008. Prior to joining Spectranetics, Mr. Wertheimer served as Vice President, General Counsel and Secretary for Independent Energy Partners, an energy technology development and licensing company, a position he held from January 2005 to March 2008. From March 2003 to January 2005, Mr. Wertheimer established a private law practice serving various corporate and individual clients regarding corporate, employment and other areas of law. From March 1995 through February 2003, Mr. Wertheimer served as Vice President, General Counsel and Secretary for Mail-Well, Inc., a publicly-held (NYSE) international manufacturing conglomerate with over $2.4 billion in revenue and 12,000 employees. Prior to that, Mr. Wertheimer served as the Corporate Counsel/Director of Legal Affairs for PACE Membership Warehouse, Inc, a $5 billion mass merchandising membership warehouse club, with over 26,000 employees. Mr. Wertheimer received his Bachelors of Science degree from the Cornell University School of Industrial and Labor Relations and his J.D., cum laude, from The Ohio State University College of Law. Mr. Wertheimer is licensed to practice law in Colorado and Ohio (inactive).

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Executive Summary

The primary goal of our executive compensation program is to attract, motivate, retain and reward leaders who create long-term value for our stockholders. This goal affects the compensation elements we use and our compensation decisions. Our compensation program rewards sustained financial and operating performance and leadership excellence, and motivates executives to remain with the Company for long and productive careers.

In setting pay, we seek to:

•	Align the interests of our executive officers with those of our stockholders;

•	Tie annual and long-term compensation incentives to the achievement of specific financial and operational performance objectives;

•	Support our performance-based philosophy and culture; and

•	Focus on employee retention through our long-term equity programs.

Our focus on compensation risk management includes the following elements that have been designed to discourage risk taking behavior:

•	Executive officer performance-based compensation and payments are based on pre-determined, measurable qualitative and quantitative objectives approved by the Compensation Committee;

•	Caps are imposed on the maximum incentive bonuses that can be awarded to an executive officer;

•	Equity awards emphasize long-term value creation and generally vest over a four year period;

•	A balance of short-term and long-term incentives is created through a mix of cash variable compensation awards and long-term equity awards;

•	We generally intend that, over time, total direct compensation (base salary, annual variable incentive and long-term incentive compensation) be at or above the market median for our peer group; and

•
In order to align the interests of management and stockholders, officers of the Company are required over time to hold Company stock with a value equal to their annual salary (and in the case of the CEO, three times his or her annual salary).

At our annual meeting of stockholders held on June 9, 2011, over 95% of votes cast were in favor of the proposal to approve an advisory resolution regarding the 2010 compensation program for our named executive officers (“say-on-pay” vote). The Compensation Committee believes this result is an indication that a vast majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our named executive officers with the interests of our stockholders. The Compensation Committee considered the results of the 2011 say-on-pay vote in its overall evaluation of our compensation program, but such results did not impact the Compensation Committee’s decisions regarding the determination of executive compensation for 2011 or 2012. We will continue to consider the outcome of our “say-on-pay” vote results when determining future compensation policies and pay levels for our named executive officers.

2011 Compensation Highlights

Most of our compensation decisions are made at the commencement of the year, after review of the Company’s and the executive officers’ performance over the past year. We believe that the compensation of our named executive officers (NEOs) for 2011 aligned well with our executive compensation objectives and with our performance:

•
Below-target results compared to 2011 performance goals resulted in below-target annual cash incentive award payouts to our NEOs for 2011. As described below, performance compared to 2011 Company goals set by the Compensation Committee yielded a calculated payout of approximately 91.5% of target for our annual cash incentive award programs for NEOs.

•
In 2011, we continued an equity grant program designed primarily for retention and to better align our NEOs’ interests with those of our stockholders. In 2011, excluding Mr. Drake who commenced employment in August 2011, approximately 23% to 35% of our NEOs’ total compensation was delivered in the form of equity awards which vest over four years, strengthening our emphasis on long-term pay-for-performance and retention.

•
From 2010 to 2011, total cash compensation for each of our NEOs increased in the range of 20% to 32%, except for Mr. Matin, whose total cash compensation decreased by 6%, and for Mr. Drake who commenced employment in August 2011. The increase was due primarily to higher variable incentive award compensation, with a payout of approximately 91.5% of target in 2011 compared with 12.5% of target in 2010. Mr. Matin’s decrease was due to his relocation to Colorado from The Netherlands in 2010 that resulted in the elimination of his expatriate cost of living adjustments in 2011.

Compensation Objectives

The Compensation Committee believes that compensation paid to the NEOs should be closely aligned with the performance of the Company on both a short-term and long-term basis and linked to specific, measurable results intended to create value for stockholders. Specifically, our cash compensation programs incorporate achievement of near-term corporate objectives and individual employee performance. Our equity programs encourage long-term equity ownership that is earned based on the employee’s impact and influence and are designed with the primary goal of employee retention.

In establishing compensation for the NEOs, the Compensation Committee seeks to:

•	Ensure the NEOs’ compensation is aligned with the Company’s strategies, business objectives and the long-term interests of the Company’s stockholders;

•	Increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;

•
Reinforce NEOs’ incentive to increase the Company’s stock price and maximize long-term, sustainable stockholder value, as well as promote retention of key people, by providing a portion of total compensation opportunities in the form of ownership in the Company through restricted stock and stock option awards; and

•	Attract and retain individuals of superior ability and managerial talent.

The Company’s overall compensation program is structured to attract, retain, motivate and reward highly qualified executives by paying them competitively, consistent with the Company’s success and their contributions to that success. The Company believes compensation should be structured to ensure that a significant portion of an NEO’s compensation will be directly related to the Company’s performance and other factors that directly and indirectly increase stockholder value. Accordingly, the Company sets goals designed to link each NEO’s compensation to the Company’s performance and attainment of those other factors. Consistent with our performance-based philosophy, the Company provides compensation to our NEOs that includes the potential for a significant variable cash incentive-based component, in addition to base salary. Additionally, an equity award program has been established to retain key executives through restricted stock and stock option awards that will increase in value as the Company’s performance results in an increase in stockholder value.
Determination of Compensation

The Compensation Committee has the primary authority to determine compensation for the Company’s NEOs. Base compensation for our officers, including the NEOs, is generally determined annually in March for that fiscal year, and incentive compensation payments are generally determined annually in March for the prior fiscal year. In general, the Compensation Committee considers the following in determining NEO compensation:

•
Competitive practices and the amounts and nature of compensation paid to executive officers of similarly sized companies in the healthcare industry, the proportionate share of compensation related to base salary and incentive cash compensation categorized by quartiles, and the job responsibilities of the executive positions included in market surveys. In 2011, these surveys consisted primarily of the 2010 Top 5 Executive Pay in the Medical Device Industry Report (“Top 5 Market Survey”) and the Culpepper Life Sciences Compensation Survey (“Culpepper Survey”), as appropriate.

•
In general, the CEO’s evaluation of each NEO, excluding himself, and his recommendations to the Compensation Committee regarding the compensation of each NEO, excluding himself. In 2011, the Compensation Committee solicited input from the Management Executive Council and other employees as part of the evaluation of each NEO.

•
For the compensation of the CEO, the Compensation Committee conducts a performance evaluation of the CEO, including consultation with other Board members, and reviews comparative data for CEOs of similarly sized companies in the healthcare industry.

An important component of setting and structuring compensation for the Company’s NEOs is to compare the total compensation of the Company’s NEOs with the compensation packages offered by other healthcare companies. The Company primarily uses the Top 5 Market Survey and, in limited circumstances, for positions that are not well represented in the Top 5 Market Survey, the Company uses the Culpepper Survey. The reports provide similar categories of data, such as base salary, targeted short-term incentive amounts (expressed both in terms of dollars and as a percent of base salary), total targeted annual cash, equity compensation, other long-term incentive amounts and total compensation of executives in the healthcare and/or life sciences industries. The Top 5 Market Survey collects, summarizes and reports public data covering 250 publicly-traded companies and 887 medical device executives based on data collected and analyzed from SEC filings through May 2010. The Top 5 Market Survey categorizes compensation amounts based on annual revenue. The category used by the Company contains compensation data for companies ranging in size from $25 million to $150 million of annual revenue. The Culpepper Survey is a customer input survey with 200+ participating companies. From time to time, the Compensation Committee also reviews and considers actual compensation amounts provided in proxy statements of other companies.

Actual pay for each NEO is strongly influenced by the performance of the executive over time as well as the annual performance of the Company. We strongly believe in retaining the best talent among our senior executive management team, which we believe creates value for our stockholders. We utilize third-party compensation surveys, primarily the the Top 5 Market Survey, to compare executive compensation levels, and we target the aggregate value of our total compensation for our executive officers to at or above the market median for companies ranging in size from $25 million to $150 million of annual revenue.

In 2011, the Compensation Committee engaged Pearl Meyer & Partners, a compensation consulting firm, to act as the Compensation Committee’s consultant on director and executive compensation matters. With regard to director compensation, Pearl Meyer & Partners provided general advice regarding the reasonableness of our compensation levels in comparison with those of other similarly situated companies and on the appropriateness of our total director compensation program structure. With regard to executive compensation, in 2011, Pearl Meyer & Partners commenced work on a peer group that will be used in evaluating the compensation of NEOs in 2012. Pearl Meyer & Partners also assisted the Compensation Committee in formulating an appropriate offer for Mr. Drake and provided advice with respect to the indemnification agreements provided to our directors and certain officers. Pearl Meyer & Partners did not provide any other services to the Company in 2011.

In 2011, the Compensation Committee continued its existing equity compensation practices and approved an equity compensation program based in part on data from the Top 5 Market Survey of similarly sized companies in the medical device industry, the Culpepper survey and input from the compensation consultant. The 2011 equity compensation program was designed to retain our officers and other key employees and to align their behavior with our stockholders’ attainment of long-term, sustainable share value, balanced with appropriate levels of share usage in terms of “burn rate” and “overhang,” and stock compensation expense to the Company. All employees are eligible for grants of restricted stock units and/or stock options; however, participation is focused on those officers and other key employees with the greatest impact and influence within the Company in order to drive stockholder value. In order to retain our officers and other key employees, the Compensation Committee annually reviews the value of all unvested restricted stock units and stock options held by such persons. The Compensation Committee’s grant of restricted stock units and/or stock options to each individual is intended to achieve and maintain, over time, a value of unvested equity which approximates a multiple of such individual’s base salary. The possibility of a grant to an employee under the equity grant program in any given year may be reduced or eliminated if the Compensation Committee determines that this retention-based goal has been satisfied. The multiple for each individual is determined on the basis of the individual’s expected long-term contribution to the Company. Under the Company’s current equity compensation program, the Company also generally grants stock options to officers and other key employees at the commencement of their employment. Awards of restricted stock units and stock options under the equity compensation program typically vest ratably over four years from the date of grant.
Base Compensation

The Company provides its NEOs with a base salary that is generally structured at or above the market median of the peer group reflected in market surveys, primarily the Top 5 Market Survey, which includes compensation data for companies ranging in size from $25 million to $150 million of annual revenue, and the Culpepper Survey. In 2011, the Compensation Committee also solicited input from the Management Executive Council and other employees as part of the evaluation of each NEO. In 2011, the Compensation Committee assessed the individual performance of each NEO and proposed base salaries for each. As part of the evaluation of NEO base salaries in

2011, the Committee also solicited feedback from other Board members. With respect to base salaries for 2012, the Compensation Committee also solicited significant input from Mr. Drake.

The following table shows the base salaries for our named executive officers as of March 1, 2010, 2011 and 2012 and the percentage increases between periods:

	March 1,		Percent	March 1,		Percent
	2010	2011	Change	2011	2012	Change
Scott Drake (1)	N/A	$500,000	N/A	$500,000	$500,000	—%
Guy A. Childs	261,250	269,088	3.0%	269,088	282,541	5.0%
Jason D. Hein (2)	236,250	258,500	9.4%	258,500	267,548	3.5%
Shahriar Matin (3)	197,950	248,500	25.5%	248,500	258,440	4.0%
Roger Wertheimer	225,000	225,000	—%	225,000	228,375	1.5%

(1)	Mr. Drake was hired as Chief Executive Officer effective August 10, 2011. The salary shown for 2011 is his annualized base salary.

(2)
In 2011, the Compensation Committee adjusted the mix of pay for Mr. Hein. The change reflects his transition from primarily sales-based incentive compensation to corporate performance-based incentives, which the Compensation Committee believed was more appropriate for his current role. Hence, Mr. Hein’s 2011 salary was increased by $22,250, and Mr. Hein’s variable cash compensation at target performance was reduced from 59% of base salary to 50% of base salary, which was a reduction of $10,750 if target performance is reached.

(3)
In April 2010, Mr. Matin was promoted to the position of Senior Vice President, Operations, Product Development and International. In connection with the promotion, his annual base salary was increased from $197,950 to $230,000. As a percentage of this revised base salary, the 2011 base salary adjustment represented an 8% increase. In 2011, the Compensation Committee adjusted the mix of pay for Mr. Matin. The change reflects his transition from primarily sales-based incentive compensation to corporate performance-based incentives, which the Compensation Committee believed was more appropriate for his current role. Hence, Mr. Matin’s salary was increased by $18,500, and Mr. Matin’s variable cash compensation at target performance was reduced from 57% of base salary to 50% of base salary, which was a reduction of $5,750 if target performance is reached.

Performance-Based Compensation

Short-Term Cash Incentive Program

The Company structures its compensation programs to reward NEOs based on the Company’s performance and the individual executive’s contribution to that performance. NEOs receive bonus compensation in the event certain specified corporate performance measures are achieved. In determining the compensation awarded to each NEO based on performance, the Compensation Committee evaluates the Company’s and executive’s performance in a number of areas.

2011 Incentive Targets. The short-term incentive program consists of a variable cash component with threshold, target and maximum payouts based on the achievement of certain performance targets approved by the Compensation Committee at the beginning of each year. In addition, the short-term incentive program includes pre-determined qualitative objectives approved by the Compensation Committee. The incentive target for each NEO under the plan for 2011 is set forth in the table below, as well as the threshold, target and maximum annual bonus opportunity. The incentive targets range from 0% for performance below the threshold level to a maximum of 150% of target for each of the NEOs, except for Scott Drake, whose maximum payout is 100% of his base salary.

Named Executive Officer	Incentive Target (% of Base Salary)	Threshold	Target	Maximum
Scott Drake	60%	$150,000	$300,000	$500,000
Guy A. Childs	50%	67,272	134,544	201,816
Jason D. Hein	50%	62,750	125,500	188,250
Shahriar Matin	50%	60,375	120,750	181,125
Roger Wertheimer	30%	33,750	67,500	101,250

In 2011, the criteria for evaluating the performance of the Company and executive officers included total revenue and operating income, which in total represented a 75% weighting of the annual cash bonus. The remaining 25% weighting of the annual cash bonus was tied to performance against several qualitative pre-established performance objectives approved by the Compensation Committee that were focused on achieving certain product development, regulatory, clinical, or other identified milestones.

The financial objectives for each of the NEOs were weighted between total revenue and operating income, which excludes costs associated with the federal investigation, including indemnification costs. The achievement of the milestone-based performance objectives was assessed according to metrics expressed in terms of threshold, target and maximum goals. The financial objectives and the milestone-based performance objectives are mutually exclusive. As such, payouts are earned and payable per the plan provisions based on the separate achievement of the financial objectives and the qualitative milestone-based objectives.

In February 2012, the Compensation Committee determined the following as it related to corporate performance against the objectives in the 2011 incentive plan, which formed the basis for the variable cash bonuses earned by each of the NEOs in 2011:

•	Total revenue and operating income results, excluding the costs referenced above, were above threshold but below target; and

•	The milestone-based performance objectives were above threshold but below target.

Incentive amounts to be paid under the short-term incentive program may be adjusted by the Compensation Committee to account for unusual events such as extraordinary transactions and other circumstances in the sole discretion of the Compensation Committee. Payments under the short-term incentive program are contingent upon continued employment, though pro rata bonus payments may be paid in the event of death or disability based on actual performance at the date relative to the targeted performance measures for each program.

As a result, pursuant to the terms of the 2011 short-term incentive program, the NEOs received a performance-based payout for having achieved the financial and milestone-based annual objectives at a weighted average of 91.5% of the target levels established by the Compensation Committee. The 91.5% payout includes an incremental $100,000 added to the 2011 bonus pool by the Compensation Committee, based on the Company’s performance including a 40% increase in stockholder value in 2011.

In February 2012, the Compensation Committee also reviewed the individual accomplishments of each NEO. Variable cash compensation earned under the 2011 incentive plan to each of the NEOs is summarized in the table below:

Named Executive Officer	2011 Incentive Plan Payments	As % of Target
Scott Drake (1)	$108,296	91.5%
Guy A. Childs	123,108	91.5%
Jason D. Hein	118,264	91.5%
Shahriar Matin	113,689	91.5%
Roger Wertheimer	61,763	91.5%

(1)	Mr. Drake’s bonus was pro-rated for his start date of August 10, 2011.

In aggregate, the bonus payments for 2011 to the named executive officers totaled $525,120, or 35% of the bonus pool that was distributed to all employees.

Long-Term Equity Incentive Program

As discussed above, the Company believes that equity ownership in the Company ties the level of an NEO’s compensation to the performance of the Company’s stock and stockholder gains and creates an incentive for sustained growth. The number of stock options granted to an NEO upon commencement of employment is based on several factors, including the executive’s responsibilities, experience and the value of the stock option at the time of grant. The Company’s long-term equity incentive program is designed to retain our NEOs. As such, awards of restricted stock units and/or stock options under the long-term equity incentive program vest ratably over time, typically over four years from the date of grant. In April 2011, the Compensation Committee reviewed the value of all unvested restricted stock units and stock options held by the NEOs against a multiple of base salary for each NEO. The targeted total value of all unvested equity that the Compensation Committee established for the NEOs ranged from a multiple of 2.25 to 3.0 of an NEO’s base salary. In April 2011, stock options to purchase an aggregate of 390,300 shares of common stock and 111,800 restricted stock units were issued to certain of the Company’s officers and employees. Of these amounts, stock options to purchase 74,300 shares of common stock and 71,800 restricted stock units were granted to the NEOs.

From time to time, the Company grants performance-based equity awards under the long-term equity incentive program. For example, in November and December 2008, the Company granted options to purchase a total of 1.4 million shares of common stock to a broad base of our employees, including managers, directors, officers and certain key employees. All of these options are performance-based and vest monthly over a four-year period, subject to the attainment of an average stock price of $9.00 per share for a period of ten consecutive trading days. In addition, performance-based options to purchase 400,000 shares were granted to Mr. Drake in connection with his commencement of employment as CEO as described above. Mr. Drake’s options are performance-based and vest monthly over a four-year period, subject to the attainment of an average stock price of $10.00 per share for a period of ten consecutive trading days. The $9.00 and $10.00 performance targets were achieved in March 2012.
Severance and Change in Control Agreements

The Company did not provide contractual severance payments or benefits to any of its officers in 2011.

On March 1, 2011, the Company entered into severance agreements with each of Messrs. Childs, Hein, Matin and Wertheimer, along with certain other officers (the “Severance Agreements”). The Severance Agreements provide that if the Company terminates the executive’s employment with the Company other than for “Cause” (as defined in the Severance Agreement) or the executive’s disability, or if the executive terminates his employment with the Company for “Good Reason” (as defined in the Severance Agreement), the Company will pay to the executive a lump sum cash payment in an amount equal to (i) for Messrs. Hein, Matin and Childs, his annual base salary; for Mr. Wertheimer and other officers, fifty percent of their annual base salary; plus (ii) the executive’s target annual cash bonus for the year in which the termination occurred. The executive’s right to receive these severance payments is conditioned on his execution and non-revocation of a general release of claims in favor of the Company. If the executive’s employment is terminated for any reason, the Company will also pay to the executive any unpaid bonus for any prior fiscal year, calculated in accordance with the bonus plan for that prior fiscal year. Additionally, during the executive’s employment with the Company and for one year following termination, the executive will be prohibited from competing with the Company and soliciting its employees and customers to the extent set forth in the Severance Agreement.

In July 2011, the Company entered into an Employment Agreement (the “Employment Agreement”), effective August 2011, with Mr. Drake, which provides for severance if the Company terminates his employment with the Company other than for “Cause” (as defined in the Employment Agreement), or if he terminates his employment with the Company for “Good Reason” (as defined in the Employment Agreement). In such event the Company will pay to Mr. Drake a lump sum cash payment in an amount equal to 50% of his base salary as in effect on the termination date, in the event of a separation from service occurring during the period commencing on February 10, 2012 and ending on August 10, 2012, or the sum of (1) Mr. Drake’s base salary and (2) his target annual bonus, each as in effect on the date of termination of his employment, in the event of a separation from service occurring after August 10, 2012.

Under the terms of the Employment Agreement, in the event of Mr. Drake’s termination for any reason, Mr. Drake will be entitled to receive: (i) all unpaid salary and unpaid vacation accrued by Mr. Drake through the date of termination, (ii) except in the case of a termination for Cause, any unpaid bonus for any fiscal year of the Company ended prior to the date of termination, calculated and paid (following approval by the Compensation Committee) in accordance with the Company’s variable compensation plan for that year, and (iii) any unreimbursed business expenses incurred by Mr. Drake, in accordance with Company policy for senior executives.

Other Elements of Compensation and Perquisites

Medical Insurance.  The Company provides to each NEO, and the NEO’s spouse and children, health, dental and optical insurance, subject to their enrollment in those plans and payment of certain contributions from the NEO towards the costs of medical insurance. NEOs are eligible to participate in these plans on the same basis as the Company’s other employees.

Executive Officer Perquisites.  In 2011, the Company provided Mr. Drake with a transportation benefit in the form of a car service in lieu of relocation, with a combined annual cost to the Company of approximately $19,000 in 2011. This car service is shared with other officers and/or key employees, as convenient to Mr. Drake, others and the Company. We do not otherwise provide our executive officers with any meaningful perquisites.

Other Compensation Policies

Stock Ownership Policy. In 2008, the Board expanded the scope of the Company’s stock ownership policy for members of its Board to also include Company officers. Under the policy as revised in 2008, each director is required to own Spectranetics stock with a value equal to at least three times his or her annual cash retainer. The Chief Executive Officer is required to own Spectranetics stock with a value equal to at least three times his or her annual salary. Each officer of the Company, except the Chief Executive Officer, is required to own Spectranetics stock with a value equal to at least his or her annual salary. A transition period of 36 months for directors and 48 months for officers has been established to allow individual directors and officers sufficient time to comply with the policy.

Timing of Stock Option Grants. It has been our long-standing practice to set the exercise price for stock options at the closing trading price for our Common Stock on the date of grant. The Compensation Committee has the sole authority to make stock option grants to all executive officers. The Compensation Committee meets regularly and the grant date is established based on the date of Compensation Committee approval at these meetings. In 2010, the Compensation Committee delegated the review and approval of quarterly grants to non-officer new hires, within certain pre-determined guidelines, to the Chief Financial Officer and General Counsel, acting jointly. The per share exercise price of each stock option granted pursuant to this delegation of authority is the fair market value of a share of Common Stock on the third business day following the quarterly earnings release after the newly hired employee commenced employment.
Tax and Accounting Considerations

Limitation on Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to a public company’s Chief Executive Officer and three other most highly compensated executive officers employed at the end of the year (other than the Chief Financial Officer). To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 paid to these executive officers during any fiscal year generally must be “performance-based” compensation as determined under Section 162(m). Compensation generally qualifies as performance-based, if among other requirements, it is payable only upon the attainment of pre-established, objective performance criteria based on performance goals that have been approved by our stockholders, and the committee of our Board that establishes and certifies the attainment of such goals consists only of “outside directors.” All members of our Compensation Committee qualify as outside directors.

The Compensation Committee’s policy is to take into account Section 162(m) in establishing the compensation of our executive officers to preserve deductibility to the greatest extent possible. The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted awards. Interpretations of, and changes in, applicable tax laws and regulations as well as other factors beyond our control can also affect deductibility of compensation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers competitively and in a manner commensurate with performance. The Compensation Committee may therefore award compensation to our executive officers that is not fully deductible if it determines that such compensation is consistent with its compensation philosophy and is in our and our stockholders’ best interests.

Internal Revenue Code Section 409A.  The Compensation Committee also endeavors to structure executive officers’ compensation in a manner that is either compliant with, or exempt from the application of, Internal Revenue Code Section 409A, which provisions may impose significant additional taxes on non-conforming, nonqualified deferred compensation (including certain equity awards, severance, incentive compensation, traditional deferred compensation and other payments).

Accounting.   Accounting principles generally accepted in the United States of America require us to recognize an expense for the fair value of equity-based compensation awards, and we account for grants of awards under our 2006 Incentive Award Plan accordingly. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of, and the discussions with, management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, for filing with the Securities and Exchange Commission.

Compensation Committee members1:

Ms. Anne Melissa Dowling, Chairperson
Mr. William C. Jennings
Ms. Maria Sainz

_____________
1 Mr. Dan Pelak was appointed as Chairperson of the Compensation Committee in March 2012 and did not sign the Compensation Committee Report as he was not a member of the committee during 2011.

COMPENSATION RISK MANAGEMENT

Our overall compensation program is designed to provide all employees, including our named executive officers, with a mix of incentive plans that focus on long-term and short-term financial and operational performance in a manner that aligns their interests with those of our stockholders without encouraging unnecessary or excessive risks. For example, the following elements of the program are designed to discourage such risk taking behavior: (i) our executive officers receive performance-based compensation, and payments under the annual incentive-based bonus plan for executive officers of the Company are based on pre-determined qualitative and quantitative objectives approved by the Compensation Committee, (ii) we impose caps on the maximum incentive bonuses that may be awarded to an executive officer, (iii) long-term equity awards emphasize long-term value creation and generally vest over a four year period, (iv) we create a balance of short-term and long-term incentives through a mix of annual cash bonus awards and long-term equity awards, (v) we generally set salary structures and annual incentive targets that are at or above the market median for our peer group, and (vi) in order to align the interests of management and stockholders, officers of the Company are required over time to hold Company stock with a value equal to their annual salary (and in the case of the CEO, three times his or her annual salary).

We believe that our compensation program appropriately balances risk and the achievement of long-term and short-term goals, and that it is not reasonably likely to have a material adverse effect on our business.

Summary Compensation Table

The following table sets forth summary information concerning the compensation awarded, paid to, or earned by each of our named executive officers for all services rendered in all capacities to us for the years ended December 31, 2011, 2010 and 2009. The named executive officers are our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers ranked by their total compensation in the table below.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Scott Drake	2011	$178,846	$60,000	$281,500	$590,000	$108,296	$18,716	$1,237,358
President and Chief Executive Officer (6)

Guy A. Childs	2011	$267,550	$3,978	$132,124	$79,245	$123,108	$5,449	$611,454
Chief Financial Officer	2010	259,087	—	67,392	132,453	43,063	1,878	503,873
	2009	248,923	—	—	70,440	122,201	15,139	456,703

Jason D. Hein	2011	$254,136	$3,628	$86,275	$51,746	$118,264	$—	$514,049
Senior Vice President, General Manager, Vascular Intervention	2010	234,087	—	57,600	120,982	78,000	—	490,669
	2009	204,538	—	—	279,597	177,415	10,473	672,023

Shahriar Matin	2011	$244,871	$3,628	$86,275	$51,746	$113,689	$40,916	$541,125
Senior Vice President, Operations, Product Development and International (7)	2010	217,648	—	57,600	294,837	46,100	163,516	779,701
	2009	185,000	—	—	64,570	187,980	157,031	594,581

Roger Wertheimer	2011	$225,000	$—	$49,300	$36,961	$61,763	$6,447	$379,471
Vice President, General Counsel & Secretary, Vice President, Human Resources (8)	2010	216,587	—	86,400	166,866	8,438	4,350	482,641

(1)
In addition to the bonuses earned under the short-term cash incentive program for 2011, Mr. Drake also received a new hire bonus of $60,000, and Messrs. Childs, Hein and Matin earned spot bonuses of $3,978, $3,628 and $3,628, respectively, for their work on the Management Executive Council prior to the hiring of Mr. Drake as CEO.

(2)
The amounts shown represent the grant date fair value of restricted stock units (RSUs) granted to the named executive officers as part of an equity grant program initiated in 2010. The RSUs vest over a four year period and vest 25% on each anniversary of the grant date.

(3)
The amounts shown do not reflect compensation actually received by the named executive officer. The amounts shown represent the grant date fair value of options granted during the years 2011, 2010 and 2009. For all options that are not subject to a market condition, the grant date fair value of each share option award was estimated on the date of grant using the Black-Scholes pricing model.

The options granted to Mr. Drake in 2011 consisted of 400,000 options subject to a market condition performance target, which was achieved in March 2012 when the average of the closing market prices of the Company’s common stock equaled or exceeded $10.00 per share for a period of ten consecutive trading days. These options were valued using a trinomial lattice model because of the market performance target.

The amounts shown in 2009 include the grant date fair value of certain options that were granted in 2008 but were conditioned on stockholder approval of the Sixth Amendment to the 2006 Incentive Award Plan (“Amendment Approval”), which was obtained at the Company’s Annual Meeting of Stockholders on June 10, 2009. At the time these option grants were approved by the Compensation Committee in 2008, the number of shares authorized under the Company’s stock option plans was insufficient, and the Sixth Amendment, among other things, increased by 1,400,000 shares the authorized number of shares of common stock issuable under the 2006 Incentive Award Plan. Because the options were subject to Amendment Approval, they were not deemed to be granted for accounting purposes and no compensation cost was recognized prior to stockholder approval. Once Amendment Approval was obtained, the Company calculated the grant date fair value of the options as of June 10, 2009 using a trinomial lattice model and began recording compensation cost associated with these grants.

Of the options granted in 2008 and valued in 2009, the following were subject to a market condition performance target, which was achieved in March 2012 when the average of the closing market prices of the Company’s common stock equaled or exceeded $9.00 per share for a period of ten consecutive trading days: Mr. Childs – 60,000 options valued at $70,440; Mr. Hein – 55,000 options valued at $64,570; and Mr. Matin – 55,000 options valued at $64,570. For a discussion of valuation assumptions, see Note 9 — Stock-Based Compensation and Employee Benefit Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

(4)
Represents cash payments made to each of our named executive officers under our short-term cash incentive program, which is further described in the “Compensation Discussion and Analysis” in this Proxy Statement. The amounts disclosed represent the actual bonuses earned for 2011, 2010 and 2009 performance which were paid in March 2012, March 2011 and March 2010, respectively.

(5)
It is not the practice of the Company to provide its executive officers with any meaningful perquisites. The Company has, however, on occasion paid directly or reimbursed relocation expenses for one or more executive officers, which may include the movement of household goods, temporary housing, costs associated with the sale of a personal residence and income taxes associated with these costs. In addition, the Company provides Mr. Drake a transportation benefit in the form of a car service in lieu of relocation. The amounts shown consist of our incremental cost for the provision to the named executive officers of perquisites and other specified compensation elements during 2011:

Named Executive Officer	401(k) Match (a)	COLA, Housing, Car & Relocation	Taxes	Total
Scott Drake (b)	$—	$18,716	$—	$18,716
Guy A. Childs	5,449	—	—	5,449
Jason D. Hein	—	—	—	—
Shahriar Matin (c)	4,540	3,863	32,513	40,916
Roger Wertheimer	6,447	—	—	6,447

(a) Our 401(k) matching contributions are provided to our executive officers on the same basis as that provided to all other U.S. employees.

(b) Pursuant to an agreement between the Company and Mr. Drake, the Company provides Mr. Drake with a car service in lieu of relocation.

(c) See footnote 7 below.

(6)
On August 10, 2011, Mr. Drake was hired as President and Chief Executive Officer. The salary shown is a pro-rated amount of his annual base salary of $500,000. Mr. Drake also received a new hire bonus of $60,000, 400,0000 performance stock options as outlined earlier in this section and 50,000 restricted stock units.

(7)
Mr. Matin was promoted to Senior Vice President, Operations, Product Development and International effective April 12, 2010, at which time he relocated to Colorado. Prior to that, he served as Vice President, International, since March 2008 and as Managing Director of our wholly-owned subsidiary, Spectranetics International, B.V., since April 2007. In 2011, Mr. Matin’s other compensation included amounts paid for Dutch income taxes called for by the terms of a written agreement between Mr. Matin and the Company. Under the terms of Mr. Matin’s written agreement, the Company paid all income and social taxes owed on behalf of Mr. Matin in The Netherlands. Also, the Company paid the amount by which Mr. Matin’s aggregate income and social security taxes in the United States exceeded the income and social security taxes that he would otherwise pay if he were based in the United States. The Company withheld taxes from Mr. Matin’s salary that were based on his historical U.S. tax returns as calculated by a global tax accountant. Once his U.S. tax returns for 2010 were completed, such withheld amounts were reconciled to actual taxes due. In 2011, Mr. Matin also received a final relocation amount for his move to Colorado in 2010.

(8)	Mr. Wertheimer was not a named executive officer in 2009, and therefore only his 2010 and 2011 compensation is included in the above table.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the year ended December 31, 2011.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of stock or units	All Other Option Awards: Number of Securities Under-lying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Plan	Grant Date	Threshold $	Target $	Maximum $
Scott Drake	(1)	—	$150,000	$300,000	$500,000	—	—	—	$—	$—
	(2)	08/10/11	—	—	—	400,000	—	—	5.63	590,000
	(3)	08/10/11	—	—	—	—	50,000	—		281,500
Guy A. Childs	(1)	—	67,272	134,544	201,816	—	—	—	—	—
	(4)	04/15/11	—	—	—	—	—	26,800	4.93	79,245
	(5)	04/15/11	—	—	—	—	26,800	—	—	132,124
Jason D. Hein	(1)	—	62,750	125,500	188,250	—	—	—	—	—
	(4)	04/15/11	—	—	—	—	—	17,500	4.93	51,746
	(5)	04/15/11	—	—	—	—	17,500	—	—	86,275
Shahriar Matin	(1)	—	60,375	120,750	181,125	—	—	—	—	—
	(4)	04/15/11	—	—	—	—	—	17,500	4.93	51,746
	(5)	04/15/11	—	—	—	—	17,500	—	—	86,275
Roger Wertheimer	(1)	—	33,750	67,500	101,250	—	—	—	—	—
	(4)	04/15/11	—	—	—	—	—	12,500	4.93	36,961
	(5)	04/15/11	—	—	—	—	10,000	—	—	49,300

(1)
The amounts shown represent potential value of performance bonus awards under our 2011 short-term cash incentive program for each of our named executive officers. For 2011, the Compensation Committee approved an incentive bonus plan tied to the Company’s attainment of specific performance objectives for which threshold, target and maximum levels were established. The actual cash bonus paid to each of the named executive officers for 2011 is set forth in the Summary Compensation Table. Please also see “Compensation Discussion and Analysis” for more details regarding the 2011 short-term cash incentive program.

(2)
These options were granted pursuant to the terms of the 2006 Incentive Award Plan and Mr. Drake’s Employment Agreement. These options vest (a) if and when the average of the closing trading prices of a share of stock for a period of ten consecutive trading days equals or exceeds $10.00 per share, and (b) in the event the $10.00 option performance target is met, in equal monthly installments over the four year period commencing on the August 10, 2011 grant date. The $10.00 per share performance target was met in March 2012. The dollar value of the options shown represents the grant date fair value based on a trinomial lattice model of option valuation to determine grant date fair value. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the trinomial lattice model.

(3)
These RSUs were granted pursuant to the terms of the 2006 Incentive Award Plan and Mr. Drake’s Employment Agreement. The RSUs vest over a four year period and vest 25% on each anniversary of the grant date. On each anniversary, the vested portion of the RSUs is paid to Mr. Drake in common stock of the Company. The dollar value of the RSUs shown represents the grant date fair value based on the market price of the Company’s common stock on the date of grant.

(4)
These options were granted pursuant to the terms of the 2006 Incentive Award Plan and were granted to the named executive officers, other than Mr. Drake, as part of the Company’s annual equity grant program. The options vest over a four year period and become exercisable 25% on the first anniversary of the grant date and 6.25% each quarter thereafter. The dollar value of the options shown represents the grant date fair value based on the Black-Scholes model of option valuation to determine grant date fair value, in accordance with accounting principles generally accepted in the United States. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The following assumptions were used in the Black-Scholes model for these option grants: market price of stock, $4.93; exercise price of option, $4.93; expected stock volatility, 65.56%; risk-free interest rate, 1.75% (based on the 5-year treasury bond rate); expected life, 6.00 years; and dividend yield, 0%.

(5)
These RSUs were granted pursuant to the terms of the 2006 Incentive Award Plan and were granted to the named executive officers, other than Mr. Drake, as part of the Company’s annual equity grant program. The RSUs vest over a four year period and vest 25% on each anniversary of the grant date. On each anniversary, the vested portion of the RSUs is paid to the named executive officer in common stock of the Company. The dollar value of the RSUs shown represents the grant date fair value based on the market price of the Company’s common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our named executive officers at December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Scott Drake	—	—	—	$—	—	50,000	$361,000	(1)
	—	—	400,000	5.63	8/10/21	—	—	(2)
Guy A. Childs	—	—	60,000	2.74	12/8/18	—	—	(3)
	14,285	23,808	—	5.76	6/1/20	—	—	(4)
	—	26,800	—	4.93	4/15/21	—	—	(4)
	—	—	—	—	—	35,575	256,852	(5)
Jason D. Hein	25,000	—	—	10.86	7/11/16	—	—	(4)
	15,000	—	—	10.88	1/11/17	—	—	(4)
	21,875	3,125	—	10.51	6/17/18	—	—	(4)
	—	—	55,000	2.74	12/8/18	—	—	(3)
	36,562	28,438	—	5.02	7/7/19	—	—	(4)
	13,048	21,746	—	5.76	6/1/20	—	—	(4)
	—	17,500	—	4.93	4/15/21	—	—	(4)
	—	—	—	—	—	25,000	180,500	(5)
Shahriar Matin	50,000	—	—	10.90	4/17/17	—	—	(4)
	21,875	3,125	—	10.51	6/17/18	—	—	(4)
	—	—	55,000	2.74	12/8/18	—	—	(3)
	31,798	52,996	—	5.76	6/1/20	—	—	(4)
	—	17,500	—	4.93	4/15/21	—	—	(4)
	—	—	—	—	—	25,000	180,500	(5)
Roger Wertheimer	37,500	2,500	—	8.72	3/4/18	—	—	(4)
	—	—	25,000	2.74	12/8/18	—	—	(3)
	17,996	29,994	—	5.76	6/1/20	—	—	(4)
	—	12,500	—	4.93	4/15/21	—	—	(4)
	—	—	—	—	—	21,250	153,425	(5)

(1)
These RSUs were granted pursuant to the terms of the 2006 Incentive Award Plan and Mr. Drake’s Employment Agreement. The RSUs vest over a four year period and vest 25% on each anniversary of the grant date. The market value of the RSUs shown is calculated based on the closing price of the Company’s common stock at December 31, 2011, or $7.22 per share.

(2)
These options were granted pursuant to the terms of the 2006 Incentive Award Plan and Mr. Drake’s Employment Agreement. These options vest (a) if and when the average of the closing trading prices of a share of stock for a period of ten consecutive trading days equals or exceeds $10.00 per share, and (b) in the event the $10.00 per share performance target is met, in equal monthly installments over the four year period commencing on the August 10, 2011 grant date. The $10.00 per share performance target was met in March 2012. The options have a term of 10 years from the date of grant.

(3)
As part of the enhancements to the Company’s employee retention program, on December 8, 2008, the Company granted a total of 997,000 performance-based stock options to all levels of management and certain key employees. These options have an exercise price of $2.74 per share, the closing sale price of the Company’s common stock on December 8, 2008, and vest upon the achievement of a $9 share price, based on a 10-day average closing price of the Company's Common Stock. The $9 share price was achieved in March 2012, and the stock options therefore vest in equal monthly installments pro-rata over a four year period.

(4)
These options were granted pursuant to the terms of the 2006 Incentive Award Plan. The options have a vesting period of four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting each calendar quarter thereafter.

(5)
These RSUs were granted pursuant to the terms of the 2006 Incentive Award Plan. The RSUs have a vesting period of four years with 25% vesting on each anniversary of the grant date. The market value of the RSUs shown is calculated based on the closing price of the Company’s common stock at December 31, 2011, or $7.22 per share.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of RSUs for each of our named executive officers for the year ended December 31, 2011.

	Option Awards		Restricted Units
Name	Number of Securities Acquired on Exercise	Value Realized on Exercise(1)	Number of Securities Acquired upon Vesting	Value Realized upon vesting(2)
Scott Drake	—	$—	—	$—
Guy A. Childs	170,000	799,549	2,925	16,907
Jason D. Hein	—	—	2,500	14,450
Shahriar Matin	—	—	2,500	14,450
Roger Wertheimer	—	—	3,750	21,675

(1)
Represents the difference between the market price of a share of common stock on the date of exercise, less the exercise price per share so exercised, multiplied by the number of shares acquired upon exercise.

(2)	Represents the market price of a share of common stock on the date of vesting of the RSUs granted in 2010, multiplied by the number of shares acquired upon vesting.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE IN CONTROL ARRANGEMENTS

The Company did not provide contractual severance payments or benefits to any of its officers in 2011.

On July 8, 2011, the Company and Mr. Drake entered into the Employment Agreement, effective as of August 10, 2011 (the “Employment Agreement”). The Employment Agreement provides that Mr. Drake will be paid an annual base salary of $500,000, subject to further increases by the Board, and will be entitled to earn an annual cash bonus of 60% of Mr. Drake’s then annual base salary at target performance, based upon the achievement of annual quantitative and qualitative performance objectives set by the Compensation Committee at the beginning of each year. Mr. Drake’s bonus for 2011 was prorated for the period from August 10, 2011 to December 31, 2011. Pursuant to the Employment Agreement, as an inducement for Mr. Drake to accept the position, the Company agreed to pay Mr. Drake a signing bonus of $60,000. The Employment Agreement provides that Mr. Drake’s employment is for an unspecified duration and constitutes “at will” employment.

The Employment Agreement also provides for severance. If the Company terminates Mr. Drake’s employment with the Company other than for “Cause” (as defined in the Employment Agreement), or if he terminates his employment with the Company for “Good Reason” (as defined in the Employment Agreement), the Company will pay to Mr. Drake a lump sum cash payment in an amount equal to 50% of his base salary as in effect on the termination date, in the event of a separation from service occurring during the period commencing on February 10, 2012 and ending on August 10, 2012, or the sum of (i) Mr. Drake’s base salary and (ii) his target annual bonus, each as in effect on the date of termination of Mr. Drake’s employment, in the event of a separation from service occurring after August 10, 2012. Mr. Drake’s right to receive these severance payments is conditioned on his execution and non-revocation of a general release of claims in favor of the Company.

Under the terms of the Employment Agreement, in the event of Mr. Drake’s termination for any reason, Mr. Drake will be entitled to receive: (i) all unpaid salary and unpaid vacation accrued by Mr. Drake through the date of termination, (ii) except in the case of a termination for Cause, any unpaid bonus for any fiscal year of the Company ended prior to the date of termination, calculated and paid (following approval by the Compensation Committee) in accordance with the Company’s variable compensation plan for that year, and (iii) any unreimbursed business expenses incurred by Mr. Drake, in accordance with Company policy for senior executives.

Pursuant to the terms of the Employment Agreement, Mr. Drake was provided with (i) an award of 50,000 RSUs, which vest with respect to 25% of the RSUs on each of the first, second, third and fourth anniversaries of the August 10, 2011 grant date, and (ii) an option to purchase 400,000 shares of the Company’s common stock at an exercise price of $5.63 per share, the closing sale price of the Company’s common stock on August 10, 2011. These options vest (a) if and when the average of the closing trading prices of a share of stock for a period of ten (10) consecutive trading days equals or exceeds $10.00 per share (the “$10.00 Option Performance Target”), and (b) in the event the $10.00 Option Performance Target is met, in equal monthly installments over the four-year period commencing on the August 10, 2011 grant date. The $10.00 Option Performance Target was met in March 2012.

Additionally, during Mr. Drake’s employment with the Company and for one year following termination, he will be prohibited from competing with the Company and soliciting its employees and customers to the extent set forth in the Employment Agreement.

In March 2011, the Company entered into the Severance Agreements with each of Messrs. Childs, Hein, Matin and Wertheimer, along with certain other officers. The Severance Agreements provide that if the Company terminates the executive’s employment with the Company other than for “Cause” (as defined in the Severance Agreements) or the executive’s disability, or if the executive terminates his employment with the Company for “Good Reason” (as defined in the Severance Agreements), the Company will pay to the executive a lump sum cash payment in an amount equal to (i) for Messrs. Hein, Matin and Childs, his annual base salary, for Mr. Wertheimer and other officers, fifty percent of their annual base salary, plus (ii) the executive’s target annual cash bonus for the year in which the termination occurred. The executive’s right to receive these severance payments is conditioned on his execution and non-revocation of a general release of claims in favor of the Company. If the executive’s employment is terminated for any reason, the Company will also pay to the executive any unpaid bonus for any prior fiscal year, calculated in accordance with the bonus plan for that prior fiscal year. Additionally, during the executive’s employment with the Company and for one year following termination, the executive will be prohibited from competing with the Company and soliciting its employees and customers to the extent set forth in the Severance Agreement.

The Company’s equity plans provide that all unvested stock options and RSUs vest in the event of a change in control of the Company if the successor corporation does not assume the option or RSU or substitute an equivalent right for the option or RSU. Under the 2006 Incentive Award Plan, if the successor corporation assumes the stock option or RSU or substitutes an equivalent right, then no such acceleration shall apply. For outstanding options subject to a $9.00 or $10.00 per share performance target, in the event of a change in control of the Company that occurs on or prior to the second anniversary of the grant date, the performance target of $9.00 or $10.00 per share, as the case may be, must be achieved in order for acceleration of exercisability to occur. In the event of a change in control that occurs after the second anniversary of the grant date, acceleration of exercisability will occur irrespective of whether the performance target is achieved. In March 2012, the performance targets of $9.00 and $10.00 per share were achieved, and, as a result, those options are currently subject only to the time vesting schedules and the change in control provisions that would accelerate the vesting upon a change in control.

Set forth below are the amounts that would be payable to our named executive officers in the event of a termination without cause or if the NEO terminates his employment with the Company for “good reason,” assuming the termination occurred on the last business day of 2011. Also included in the table is the year-end value of unvested stock options and RSUs for the named executive officers that would vest upon a change in control of the Company, assuming the successor corporation does not assume the option or RSU or substitute an equivalent right for the option or RSU. The table also assumes that the change in control occurred on the last business day of 2011 and the price per share of the Company’s common stock is the closing price as of that date.

Potential Payments on Termination or Change in Control as of December 31, 2011

Name	Triggering Event	Bonus	Value of Unvested Options	Value of Unvested Restricted Stock Units	Lump Sum Salary	Total
Scott Drake (1)	Termination without cause or for good reason (2)	$—	$—	$—	$—	$—
	Change in control vesting (3)	—	—	361,000	$—	$361,000
Guy A. Childs	Termination without cause or for good reason (2)	134,544	—	—	269,088	403,632
	Change in control vesting (3)	—	364,932	256,851	—	621,783
Jason D. Hein	Termination without cause or for good reason (2)	125,500	—	—	258,500	384,000
	Change in control vesting (3)	—	380,788	180,500	—	561,288
Shahriar Matin	Termination without cause or for good reason (2)	120,750	—	—	248,500	369,250
	Change in control vesting (3)	—	363,849	180,500	—	544,349
Roger Wertheimer	Termination without cause or for good reason (2)	67,500	—	—	112,500	180,000
	Change in control vesting (3)	—	184,416	153,425	—	337,841
____________

(1)
Mr. Drake’s employment agreement does not provide for any severance payments during first six months of employment, other than accrued obligations such as unpaid salary, unpaid vacation and unreimbursed business expenses. Mr. Drake had been employed with the Company for six months as of February 10, 2012.

(2)	“Good reason” is generally defined in the Severance Agreements as a material diminution in authority, duties or responsibilities without the executive’s consent.

(3)
The Company’s equity plans provide that all unvested stock options and RSUs vest in the event of a change in control of the Company if the successor corporation does not assume the option or RSU or substitute an equivalent right for the option or RSU. Under the 2006 Incentive Award Plan, if the successor corporation assumes the stock option or RSU or substitutes an equivalent right, then no such acceleration shall apply. The table assumes that the successor corporation does not assume the stock option or RSU and does not substitute an equivalent right. For outstanding options subject to a performance target, in the event of a change in control of the Company that occurs after the second anniversary of the grant date, acceleration of exercisability will occur irrespective of whether the $9.00 or $10.00 per share performance target is achieved.

DIRECTOR COMPENSATION

General.   In December 2007, the Board approved a compensation program for our non-employee directors based on the report of an independent compensation consultant. In 2010, the Compensation Committee of the Board retained Pearl Meyer & Partners, a compensation consulting firm, to review and advise the Board with respect to director compensation. Pearl Meyer’s analysis and advice included that firm’s substantial database that is published annually as the National Association of Corporate Directors (NACD), Director Compensation Report, and considered, among other things, market data from business organizations that are appropriate comparators, the complexity of assignments that directors face, and other factors. Pearl Meyer advised the Compensation Committee that the Company’s director fee structure was significantly below the market median for the medical device industry. Based upon the advice of Pearl Meyer and the recommendation of the Compensation Committee, the Board approved, effective October 1, 2010, changes in director cash compensation, as more fully set forth below.

Board Fees.  Cash compensation consists of an annual retainer, which is payable quarterly, and a per meeting fee. In 2011, all non-employee directors received an annual retainer of $30,000, payable quarterly, in addition to Board meeting fees of $500, $1,000 and $1,500 paid for special, telephonic and in-person meetings, respectively. Effective as of December 2, 2010, the Board approved an additional annual fee for the independent Chairman of the Board of $50,000 to be paid until 60 days following the date upon which a CEO commenced employment with the Company, following which the Chairman’s fee would be reduced to $25,000 annually. Therefore, the annual fee for the independent Chairman of the Board was reduced to $25,000, effective October 10, 2011, which was 60 days following the hiring of Mr. Drake as CEO. The Chairman’s fee is paid quarterly at such time as other director fees are paid and is in addition to any other fees or compensation payable to the Company’s non-employee directors.

Board members are also reimbursed for expenses associated with their attendance at Board meetings and committee meetings.

Committee Fees. Effective October 1, 2010, the Board approved a revised annual retainer of $5,000 for each member of the Audit Committee and an additional $10,000 to the Audit Committee Chairperson. The Board also approved a revised annual retainer of $4,000 for each member of the Compensation Committee, and an additional $7,500 to the Compensation Committee Chairperson. In addition, the Board approved an annual retainer of $2,000 to each member of the Nominating and Corporate Governance and Compliance Committees and an additional $4,000 to the chairperson of each of those committees. Also, effective October 1, 2010, the Board approved cash compensation payable to members of the Executive Committee of the Board of Directors at an hourly rate of $300 per hour.

Equity Compensation.  Non-employee directors are eligible to participate in the Company’s 2006 Incentive Award Plan (the “2006 Incentive Award Plan”), which was approved by stockholders on June 6, 2006. In March 2011, the Board approved revised equity compensation, effective June 1, 2011, which provides for an annual grant, on the date of each annual meeting, to non-employee directors of a number of shares of restricted stock calculated by dividing (x) $60,000, by (y) the fair market value of a share of stock on the date of such annual meeting. Newly elected or appointed directors will also receive shares of restricted stock calculated using a similar formula upon their election or appointment to the Board. Subject to the director’s continued service, the restricted shares will vest in full on the first anniversary of the grant date.

Further, the revised program encourages a minimum of one day of continuing education for each director per year. The director is paid $1,500 per day or $2,500 per day for such continuing education, depending on whether the meeting is in connection with a Board meeting for this purpose.

The table below summarizes the compensation received by our directors for the year ended December 31, 2011.

Director	Fees Earned or Paid in Cash	Restricted Stock Awards (1)	All Other Compensation (2)	Total
David G. Blackburn	$43,000	$60,000	$—	$103,000
Anne Melissa Dowling (3)	106,550	60,000	—	166,550
Scott Drake (4)	—	—	—	—
R. John Fletcher (3)	92,929	60,000	—	152,929
William C. Jennings (3)	98,300	60,000	—	158,300
Daniel A. Pelak	50,500	36,167	—	86,667
Joseph M. Ruggio, M.D. (5)	53,500	60,000	24,114	137,614
Maria Sainz	54,000	36,167	—	90,167
Craig M. Walker, M.D. (6)	48,500	60,000	96,600	205,100

(1)
The amounts shown represent the aggregate grant date fair value of restricted stock awards granted to each of the directors in 2011. The grant date fair value is the closing price of the Company’s common stock on the date of grant. Pursuant to the 2006 Incentive Award Plan, each director on the date of each annual meeting will receive the number of shares of restricted stock equal to the quotient obtained by dividing $60,000 by the fair market value of a share of stock on the date of the annual meeting. Mr. Pelak and Ms. Sainz each received pro-rated awards based on the dates of their appointment to the Board in November 2010. These awards vest on the one-year anniversary of the grant date.

(2)
Directors are reimbursed for travel and other customary business expenses, in accordance with the same policies that apply to all Spectranetics employees. No perquisites are provided to non-employee directors.

(3)
For their work on the Executive Committee of the Board until the Company hired Scott Drake as Chief Executive Officer in August 2011, Ms. Dowling earned $29,550 and Mr. Jennings earned $22,800. These fees will not be ongoing. Mr. Fletcher did not receive any compensation for his participation on the Executive Committee of the Board. As discussed above, he received an additional retainer as Chairman of the Board until 60 days after Mr. Drake was hired.

(4)	Mr. Drake does not receive compensation for his participation on the Board.

(5)
Dr. Ruggio earned royalties of $24,114 during 2011 on a patent we purchased from him in 2007. An amendment to the patent purchase agreement for this patent was executed in June 2011, which documents that the patent has been fully paid up and there will be no future royalty payments to Dr. Ruggio.

(6)
Dr. Walker earned other compensation of $96,600 during 2011 for his training of physicians in the use and application of Spectranetics’ excimer laser technology pursuant to annual consulting agreements dated April 8, 2010 and March 31, 2011.

The table below shows the aggregate number of outstanding restricted stock awards and stock option awards for each director as of December 31, 2011.

Director	Restricted Stock Awards	Aggregate Stock Option Awards
David G. Blackburn	10,274	75,590
Anne Melissa Dowling	10,274	—
Scott Drake	—	—
R. John Fletcher	10,274	45,000
William C. Jennings	10,274	—
Daniel A. Pelak	6,193	—
Joseph M. Ruggio, M.D.	10,274	90,000
Maria Sainz	6,193	—
Craig M. Walker, M.D.	10,274	15,000

Employee Directors

Mr. Drake was not compensated for his service as a Board member during 2011. Information regarding the compensation awarded to him as our CEO is included in the Summary Compensation Table under the caption “Executive Compensation” earlier in this Proxy Statement.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is comprised of non-employee directors as required by the listing standards of the NASDAQ Global Select Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.spectranetics.com/company/investor-relations/corporate-governance.

Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s accounting and financial reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of the Company’s internal control over financial reporting. Ehrhardt Keefe Steiner & Hottman PC, the Company’s independent registered public accounting firm for the year ended December 31, 2011, was responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of the Company’s internal control over financial reporting. The role of the Audit Committee is to monitor and oversee these audits and the financial reporting process of the Company on behalf of the Board.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2011, with management and the Company’s independent registered public accounting firm. The Audit Committee has also reviewed with management its report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, the Auditor’s Communications with Those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

In addition, the Audit Committee has received the written disclosures and the letter from Ehrhardt Keefe Steiner & Hottman PC required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm such firm’s independence from the Company. The Audit Committee has determined that the audit-related services provided in 2011 by Ehrhardt Keefe Steiner & Hottman PC are compatible with maintaining such firm’s independence.

In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent registered public accounting firm. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes and internal control over financial reporting, that the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent registered public account firm meets the applicable standards for auditor independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Audit Committee Members:
Mr. William C. Jennings, Chairperson
Ms. Anne Melissa Dowling
Mr. Daniel A. Pelak

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

Under its charter, the Audit Committee must pre-approve all engagements of the Company’s independent auditors before the independent registered public accounting firm is engaged to perform any audit or permissible non-audit services, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The charter authorizes the Audit Committee to establish pre-approval policies and procedures regarding the Company’s engagement of its independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to the Company’s management. Currently, the Audit Committee pre-approves each particular service engagement on a case-by-case basis. The Audit Committee has delegated to its Chairman the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chairman approves any such engagements, he will report that approval to the full Audit Committee not later than the next committee meeting.

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”), an independent registered public accounting firm, has audited the consolidated financial statements of the Company as of and for the years ended December 31, 2011, 2010 and 2009. The Audit Committee has considered whether the provision of services by EKS&H, other than their respective audits of the consolidated financial statements of the Company and their respective reviews of the quarterly consolidated financial statements during these periods, is compatible with maintaining EKS&H’s independence.

During 2011 and 2010, EKS&H provided the following services to Spectranetics:

EKS&H	2011 Fees	2010 Fees
Audit Services	$285,186	$279,821
Audit-related Services	16,114	4,640
Tax Services	—	—
All Other Services	—	—

Audit Services.  Fees for audit services provided by EKS&H for 2011 and 2010 include aggregate fees for professional services rendered in connection with its audit of our consolidated financial statements, the audit of our internal control over financial reporting, and the quarterly reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-related Services.  Fees for audit-related services provided by EKS&H in 2011 were primarily related to services performed in connection with a review of our 2011 Proxy Statement, guidance and research. Fees for audit-related services in 2010 were primarily related to services performed in connection with our 2010 Proxy Statement and our Form S-8 filed in 2010.

Tax Services.  No fees were paid to EKS&H for tax services in 2011 or 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011 about equity awards under the Company’s equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders (1)	3,491,561	$5.75	722,054

(1)	These plans consist of the 2006 Incentive Award Plan and the Company’s 1997 Equity Participation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which our common stock is traded. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it with respect to fiscal 2011, or written representations from certain reporting persons, the Company believes that all of its directors and executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

ELECTION OF DIRECTORS
(Proposal No. 1)

The current number of members of the Board is nine. The terms of Mr. Blackburn, Mr. Fletcher and Dr. Walker expire at this meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of Mr. Fletcher and Dr. Walker for re-election to the Board for a three-year term, which will expire at the Company’s Annual Meeting in 2015 or when their successor is duly elected and qualified. Mr. Blackburn is retiring as a member of our Board, effective as of the 2012 annual meeting.

The nominees have expressed their willingness to serve, but if because of circumstances not contemplated a nominee is not available for election, the proxy holders appointed by proxy intend to vote for such other person or persons as the Board may nominate. Information with respect to each of the nominees is set forth in the section entitled “Business Experience of Non-Employee Directors.”

Vote and Recommendation

Directors will be elected by a favorable vote of a plurality of votes cast. Abstentions as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Broker non-votes will not affect the outcome of this proposal. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED AS DIRECTOR.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(“SAY-ON-PAY VOTE”)
(Proposal No. 2)

Summary

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our Chief Executive Officer, Chief Financial Officer, and our next three highest paid executives), as such compensation is described in Compensation Discussion and Analysis, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement. Our executive compensation programs are designed to enable us to attract, motivate and retain highly qualified executives, who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and other pre-established milestone-based performance objectives and provide long-term incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. The following is a summary of some of the key points of our executive compensation program. We urge our stockholders to review the “Compensation Discussion and Analysis” section of this Proxy Statement and related compensation tables for more information.

We emphasize pay-for-performance and subject a significant amount of our named executive officers’ target pay to our performance. Consistent with our performance-based compensation philosophy, we reserve a large portion of potential compensation for performance- and incentive-based programs. Our performance-based bonus program rewards short-term performance, while our equity awards, in the form of stock options and restricted stock units, coupled with our mandatory stock ownership guidelines, reward long-term performance and align the interests of management with those of our stockholders. The performance goals under our bonus program focus on financial objectives, along with pre-established qualitative milestone-based performance objectives, key elements that we believe will drive total stockholder return.

In setting pay, we seek to:

•	Align the interests of our executive officers with those of our stockholders;

•	Tie annual and long-term compensation incentives to the achievement of specific financial and operational performance objectives;

•	Support our performance-based philosophy and culture; and

•	Focus on employee retention through our long-term equity programs.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We believe that equity awards serve to align the interests of our executives with those of our long-term stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. In 2011, equity awards, in the form of stock options and restricted stock units, represented between 25% and 70% of our named executive officers’ compensation opportunity. Stock options more closely align the interests of our executives with those of our stockholders because the recipient will only realize a return on the option if our stock price increases over the term of the option. In addition, awards of stock options align with our growth strategy and provide significant leverage if our growth objectives are achieved, and place a significant portion of compensation at risk if our objectives are not achieved. Our equity awards also include restricted stock units, which serve as a strong retention tool.

We provide competitive pay opportunities that we believe reflect best practices. The Compensation Committee of our Board consistently reviews our executive compensation program to ensure that it not only provides competitive pay opportunities, but also reflects best practices. Our named executive officers’ 2011 total compensation levels were generally at or above the market median of the data reviewed by the Compensation Committee. This positioning places greater emphasis on long-term risk-based pay, alignment with stockholder interests and long-term retention.

We are committed to strong governance standards with respect to our compensation program, procedures and practices. In 2011, as part of a commitment to strong corporate governance and best practices, our Compensation Committee considered third-party executive compensation market data specific to the medical device industry as part of its annual executive compensation review. In addition, our Compensation Committee has implemented stock ownership guidelines, equity compensation grant procedures and an annual process to assess the risks related to our company-wide compensation programs.

At our annual meeting of stockholders held on June 9, 2011, over 95% of votes cast were in favor of the proposal to approve an advisory resolution regarding the 2010 compensation program for our named executive officers (“say-on-pay” vote). The Compensation Committee believes this result is an indication that a vast majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our named executive officers with the interests of our stockholders. The Compensation Committee considered the results of the 2011 say-on-pay vote in its overall evaluation of our compensation program, but such results did not impact the Compensation Committee’s decisions regarding the determination of executive compensation for 2011 or 2012. We will continue to consider the outcome of our “say-on-pay” vote results when determining future compensation policies and pay levels for our named executive officers.

Recommendation

Our Board believes that the information provided above and within the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution will be submitted for a stockholder vote at the Meeting:

“RESOLVED, that the stockholders of Spectranetics approve, on an advisory basis, the compensation of Spectranetics’ named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.”

This Say-On-Pay Vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. However, the Compensation Committee will take the results of the Say-On-Pay Vote into consideration when making future decisions.

The affirmative vote of a majority of shares of Common Stock present and entitled to vote, in person or by proxy, is required to approve this Proposal No. 2. Abstentions effectively count as no votes on this Proposal No. 2. Broker non-votes will not affect the outcome of this proposal. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR approval of the resolution above.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING ON AN ADVISORY BASIS THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE RELATED TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

APPROVAL OF THE PLAN AMENDMENT AND
THE 2006 INCENTIVE AWARD PLAN, AS AMENDED
(Proposal No. 3)

Introduction

Our Board believes that effective use of stock-based long-term incentive compensation promotes the success and enhances the value of the Company by linking the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance. Accordingly, the Board is seeking stockholder approval of the 2006 Incentive Award Plan, as amended. The Board approved an amendment to the 2006 Incentive Award Plan on March 6, 2012, subject to stockholder approval at the 2012 annual meeting, to increase the maximum number of shares of the common stock available for issuance or award under the 2006 Incentive Award Plan by 1,700,000 shares and to make certain other amendments described herein (the “Plan Amendment”), which is attached to this Proxy Statement as Appendix A. The Plan Amendment will become effective only upon approval by our stockholders. Accordingly, the Board is also seeking stockholder approval of the Plan Amendment.

Under the terms of the 2006 Incentive Award Plan prior to the Plan Amendment, the maximum number of shares of the common stock that may be issued or awarded under the 2006 Incentive Award Plan is 3,550,000 shares. The 2006 Incentive Award Plan, as amended, if approved by our stockholders, would increase the maximum number of shares of the common stock available for issuance or award under the 2006 Incentive Award Plan to 5,250,000 shares. As of April 6, 2012, there were 732,309 shares of our common stock remaining available for future grants under the 2006 Incentive Award Plan. The following table summarizes information regarding awards outstanding under the 2006 Incentive Award Plan as of March 31, 2012:

Type of Award	Shares Subject to Outstanding Awards	Weighted-Average Exercise Price	Weighted-Average Remaining Term
Stock Options	3,335,762	$5.94	6.7 years
Restricted Stock Units	201,800	N/A	N/A
Restricted Stock	74,030	N/A	N/A
The number of shares available for issuance under the 2006 Incentive Award Plan will be increased by the number of shares subject to awards (made under the 2006 Incentive Award Plan or that were outstanding under The 1997 Equity Participation Plan of The Spectranetics Corporation (the “1997 Plan”) on the effective date of the 2006 Incentive Award Plan) that terminate, expire, are forfeited, or are settled in cash.

The shares reserved for issuance under the 2006 Incentive Award Plan may be used for all types of awards available under the 2006 Incentive Award Plan, which include stock options, stock appreciation rights (“SARs”), restricted stock awards, stock payment awards and other stock-based awards, as described in more detail below. Under the “fungible pool” formula in the 2006 Incentive Award Plan, the authorized share reserve will be reduced by one share of our common stock for every one share subject to an option or SAR granted under the 2006 Incentive Award Plan and by 1.5 shares of our common stock for every one share subject to an award other than an option or SAR.

Stockholder Approval Requirement
Stockholder approval of the Plan Amendment and the 2006 Incentive Award Plan, as amended, is necessary in order for us to (i) satisfy the stockholder approval requirements of the NASDAQ Global Select Market, (ii) satisfy the requirement that stockholders approve the material terms of awards intended to qualify as performance-based compensation under Section 162(m) of the Code, including the business criteria on which performance objectives are based and the maximum awards that may be made to any individual, (iii) permit the grant of incentive stock options subject to Section 422 of the Code, (iv) increase the number of shares of common stock authorized for issuance under the 2006 Incentive Award Plan, and (v) amend the 2006 Incentive Award Plan to provide that if a change in control (as defined in the 2006 Incentive Award Plan) occurs and a participant's awards are converted, assumed, or replaced by a successor entity, and the participant, within two years of the date of the change in control, either is terminated other than for cause or terminates employment for good reason, the awards as converted, assumed, or replaced will become fully exercisable and all forfeiture restrictions on such awards will lapse.
Compensation Best Practices
The 2006 Incentive Award Plan incorporates a range of compensation best practices, including the following key features:

•
No Repricing or Replacement of Underwater Options or Stock Appreciation Rights. The 2006 Incentive Award Plan prohibits, without stockholder approval, actions to reprice, replace or repurchase options or SARs when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

•
No In-the-Money Option or Stock Appreciation Right Grants. The 2006 Incentive Award Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

•
Minimum Vesting Period for Full Value Awards. For awards other than options and SARs (referred to as “full value awards”), a minimum vesting period of three years is prescribed for awards subject only to service-based vesting conditions and one year for awards subject to performance-based vesting conditions, subject only to limited exceptions.

•
No Liberal Share Counting. Shares delivered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award and any shares subject to a SAR that are not issued in connection with the stock settlement of the SAR upon its exercise may not be used again for new grants.

•	Limiting Full Value Awards. When full value awards are granted, the share reserve under the 2006 Incentive Award Plan will be reduced by 1.5 shares for every share subject to such awards.

•
Independent Administration. The Compensation Committee of our Board, which consists of only independent directors, will have overall administrative authority over the 2006 Incentive Award Plan, and only this committee may make awards to executive officers.

Description of the 2006 Incentive Award Plan

A summary of the material features of the 2006 Incentive Award Plan, as amended, is set forth below. This summary is qualified in its entirety by reference to the full text of the 2006 Incentive Award Plan, as amended, which is attached to this Proxy Statement as Appendix B.

Eligible Participants. All employees, consultants and directors of the Company are eligible to receive awards under the 2006 Incentive Award Plan. As of March 31, 2012, we had 528 employees worldwide and our Board included eight non-employee directors who were eligible to participate in the 2006 Incentive Award Plan. Although not necessarily indicative of future grants under the 2006 Incentive Award Plan, approximately 76 of the eligible recipients were granted awards under the 2006 Incentive Award Plan in fiscal 2011.

Administration. The 2006 Incentive Award Plan is administered by the Compensation Committee. However, our full Board administers the 2006 Incentive Award Plan with respect to awards granted to our non-employee directors. In addition, our Board may at any time exercise any rights and duties of the Compensation Committee under the 2006 Incentive Award Plan. To the extent consistent with applicable law, the Compensation Committee may delegate its duties, power and authority under the 2006 Incentive Award Plan to any of its members or to officers of the Company with respect to awards to participants who are not directors or executive officers of the Company.

The Compensation Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares or amount of cash covered by each award, and the terms and conditions of the awards. The Compensation Committee may also establish and modify rules to administer the 2006 Incentive Award Plan, interpret the 2006 Incentive Award Plan and any related award agreement, cancel or suspend an award or the exercisability of an award, or modify the terms of outstanding awards to the extent permitted under the 2006 Incentive Award Plan.

Subject to certain limits in the 2006 Incentive Award Plan, the Compensation Committee may also establish subplans or modify the terms of awards under the 2006 Incentive Award Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements or meet the objectives of the 2006 Incentive Award Plan.

Available Shares and Limitations on Awards. If the Plan, as amended, is approved by our stockholders, the maximum number of shares of the common stock that may be issued or awarded under the 2006 Incentive Award Plan will be equal to the sum of (a) 5,250,000 shares, (b) the 125,810 shares that remained available for grant under the 1997 Plan as of the effective date of the 2006 Incentive Award Plan, and (c) any shares subject to awards under the 1997 Plan which terminate, expire, lapse or are settled in cash on or after the effective date of the 2006 Incentive Award Plan. The shares of common stock covered by the 2006 Incentive Award Plan are authorized but unissued shares, treasury shares or shares purchased on the open market. However, in order to reduce the stockholder transfer value cost of the 2006 Incentive Award Plan, the 2006 Incentive Award Plan provides that this share reserve is reduced by 1.50 shares for each share delivered in settlement of a full value award (generally, any award other than a stock option or SAR). In order to satisfy the applicable regulations under the Internal Revenue Code (the “Code”) relating to incentive stock options, the 2006 Incentive Award Plan currently provides that the maximum number of shares of the common stock that may be delivered thereunder upon the exercise of incentive stock options is 3,550,000 shares. If approved, the Plan, as amended, would increase each of the number of shares in clause (a) above and the number of shares that may be delivered upon the exercise of incentive stock options from 3,550,000 to 5,250,000. The maximum number of shares of the common stock which may be subject to awards granted to any one participant during any calendar year is 800,000. The maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $5,000,000.

To the extent that an award terminates, expires, lapses for any reason, or is settled in cash, any shares of common stock subject to the award will again be available for the grant of an award pursuant to the 2006 Incentive Award Plan. Any shares of common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award will not be available for subsequent grant under the 2006 Incentive Award Plan. For purposes of calculating the number of shares available for issuance under the 2006 Incentive Award Plan, to the extent that a SAR is settled in common stock, the full number of shares subject to such SAR will be counted, regardless of the actual number of shares issued upon settlement.

Awards granted under the 2006 Incentive Award Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by our Company or any of its subsidiaries (referred to as “substitute awards”) will not reduce the number of shares of common stock authorized for issuance under the 2006 Incentive Award Plan.

Share Adjustment Provisions. If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of the common stock or the share price of the common stock, the Compensation Committee will make proportionate adjustments to any or all of the following in order to reflect such change: (i) the aggregate number and type of shares that may be issued under the 2006 Incentive Award Plan (including, but not limited to, adjustments of the number of shares available under the 2006 Incentive Award Plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the 2006 Incentive Award Plan during any calendar year), (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the 2006 Incentive Award Plan. The Compensation Committee also has the authority under the 2006 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2006 Incentive Award Plan or with respect to any award under the 2006 Incentive Award Plan, including provision for the cash-out, termination, assumption or substitution of such awards.

Types of Awards. The 2006 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, SARs, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards to eligible individuals. These types of awards are described in more detail below.

Stock Options. Employees of the Company or any subsidiary may be awarded options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be awarded options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier. “Fair market value” under the 2006 Incentive Award Plan as of any date means the closing sale price of a share of our common stock on the NASDAQ Stock Market on that date. As of April 5, 2012, the closing sale price of a share of our common stock on the NASDAQ Stock Market was $10.14.
The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Compensation Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.
An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee, and no option may have a term greater than 10 years from its date of grant.
The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options.

Restricted Stock. Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the Compensation Committee. Restricted stock will be evidenced by a written restricted stock agreement. The restricted stock agreement will contain restrictions on transferability and other such restrictions as the Compensation Committee may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Compensation Committee determines at the time of grant of the award or thereafter.

Restricted Stock to Non-Employee Directors. Each newly elected non-employee director will automatically be granted an award of shares of restricted stock on the date of his or her initial election or appointment in an amount calculated by dividing $60,000 by the fair market value of a share of our common stock on the date of his or her initial election or appointment (the “Initial Grant”). The Initial Grant will vest in full on the one-year anniversary of the date of grant, provided that the non-employee director continues to serve as a non-employee director through such date.

In addition, any newly elected non-employee director who first becomes a non-employee director on a date other than on the date of an annual meeting of stockholders, who continues to serve as a non-employee director immediately following the first annual meeting following the date of his or her initial election or appointment will (in addition to his or her Initial Grant) automatically be granted an award of shares of restricted stock on the date of the first annual meeting of stockholders following the date of his or her initial election or appointment in an amount equal to the product of (i) $60,000 divided by the fair market value of a share of our common stock on the date of the annual meeting multiplied by (ii) the number of days that have elapsed from the date of such individual's initial election or appointment to the date of the annual meeting divided by 365 (rounded up to the nearest whole share) (the “Pro Rata Grant”). The Pro Rata Grant will vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant, provided that the non-employee director continues to serve as a non-employee director through such date.

Each non-employee director who continues to serve as a non-employee director will automatically be granted an award of shares of restricted stock on the date of each annual meeting of stockholders in an amount calculated by dividing $60,000 by the fair market value of a share of our common stock on date of the annual meeting (the “Annual Grant”), commencing as follows: (i) for each newly elected non-employee director, if the Initial Grant is made on the date of an annual meeting, the Annual Grant will commence on the date of the next annual meeting, and if the Initial Grant is not made on the date of an annual meeting, the Annual Grant will commence on the date of the second annual meeting following the Initial Grant; and (ii) for each individual who is an existing non-employee director as of June 1, 2011, the Annual Grant will commence on the date of the first annual meeting occurring on or after June 1, 2011. The Annual Grant will vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant, provided that the non-employee director continues to serve as a non-employee director through such date.

Stock Appreciation Rights. A SAR award provides the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between (i) the fair market value of a specified number of shares of our common stock on the date of exercise of the SAR, and (ii) the aggregate exercise price under the SAR of that number of shares. SARs will be subject to such terms and conditions, consistent with the other provisions of the 2006 Incentive Award Plan, as may be determined by the Compensation Committee. The Compensation Committee will have the sole discretion to determine the form in which payment of SARs will be made to a participant.
The exercise price per share of a SAR award will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. A SAR award will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee

Other Awards. The 2006 Incentive Award Plan provides that the Compensation Committee may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance bonus awards or any combination thereof to eligible employees, consultants and directors. The terms of each such grant or issuance will be set by the Compensation Committee in its discretion. The Compensation Committee may establish the exercise price or purchase price, if any, of any such award, provided that such price will not be less than the par value of a share of the common stock, unless otherwise permitted by applicable state law.

Any such award will only vest or be exercisable or payable while the participant is an employee, consultant or director of the Company, provided that the Compensation Committee, in its sole and absolute discretion, may provide that any such award may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a change in control (as defined in the 2006 Incentive Award Plan) of the Company, or because of the participant's retirement, death or disability, or otherwise. However, to the extent required to preserve the tax deductibility under Section 162(m) of the Code, any such provision with respect to performance shares or performance stock units that are intended to constitute “performance-based compensation” within the meaning of Section 162(m) will be subject to the requirements of Section 162(m) that apply to such “performance-based compensation.”

Payments with respect to any such award will be made in cash, in the common stock or a combination of both, as determined by the Compensation Committee. Any such award will be subject to such additional terms and conditions as determined by the Compensation Committee and will be evidenced by a written award agreement.

Performance Shares.  Awards of performance shares are denominated in a number of shares of the common stock and may be linked to any one or more performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

Performance Stock Units.  Awards of performance stock units are denominated in unit equivalent of shares of the common stock and/or units of value, including dollar value of shares of the common stock, and may be linked to any one or more performance criteria determined appropriate by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Compensation Committee.

Dividend Equivalents.  Dividend equivalents are rights to receive the equivalent value (in cash or the common stock) of dividends paid on the common stock. They represent the value of the dividends per share paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.

Stock Payments.  Stock payments include payments in the form of the common stock or options or other rights to purchase the common stock, in each case made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the Compensation Committee and may be based upon specific performance criteria determined appropriate by the Compensation Committee, determined on the date such stock payment is made or on any date thereafter.

Deferred Stock.  Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the Compensation Committee. The common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or upon the satisfaction of performance criteria set by the Compensation Committee, and unless otherwise provided by the Compensation Committee, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the common stock underlying the deferred stock award has been issued.

Restricted Stock Units.  Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the Compensation Committee. At the time of grant, the Compensation Committee will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Compensation Committee will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of the common stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Compensation Committee will specify the purchase price, if any, to be paid by the participant to us for such shares of the common stock.

Performance Bonus Awards.  Any participant selected by the Compensation Committee may be granted a cash bonus payable upon the attainment of performance goals that are established by the Compensation Committee and relate to any one or more performance criteria determined appropriate by the Compensation Committee on a specified date or dates or over any period or periods determined by the Compensation Committee. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

Amendment and Termination of the 2006 Incentive Award Plan. Unless terminated earlier, the 2006 Incentive Award Plan will terminate on the tenth anniversary of its approval by our stockholders. Awards outstanding under the 2006 Incentive Award Plan at the time it is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the 2006 Incentive Award Plan or any portion of it at any time. The Board may amend the 2006 Incentive Award Plan from time to time, but no amendments to the 2006 Incentive Award Plan will be effective without stockholder approval if such approval is required under applicable laws or regulations or under the rules of the NASDAQ Stock Market, including stockholder approval for any amendment that seeks to modify the prohibition on underwater option re-pricing discussed above.

Termination, suspension or amendment of the 2006 Incentive Award Plan will not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

Transferability of Awards. Except as otherwise provided by the Compensation Committee, no award granted under the 2006 Incentive Award Plan may be assigned, transferred or otherwise disposed of by the grantee, except to the Company, or by will or the laws of descent and distribution. The Compensation Committee may, however, permit an award to be transferred without consideration to certain persons or entities related to the participant or who are otherwise approved, provided that no transfer of an incentive stock option will be permitted to the extent that the transfer would cause the option to fail to qualify as an “incentive stock option” under the Code. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Performance-Based Compensation under Section 162(m). The Compensation Committee may grant awards under the 2006 Incentive Award Plan to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of these awards for federal income tax purposes. Under current IRS interpretations, “covered employees” of a company are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at a year end. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Compensation Committee for the performance period are satisfied. Options and SARs granted under the 2006 Incentive Award Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

These pre-established performance goals set by the Compensation Committee must be based on one or more of the following performance criteria specified in the 2006 Incentive Award Plan: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes and stock-based compensation), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share.

The Compensation Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon corporate, business unit, division or individual performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures. The Compensation Committee will define in an objective fashion the manner of calculating the performance goals based on the performance criteria it selects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). In determining the actual amount to be paid with respect to an individual performance-based award for a performance period, the Compensation Committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals. Generally, a participant will have to be employed by the Company on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Approval of the 2006 Incentive Award Plan, as amended, at the Annual Meeting will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2012 Plan, the performance criteria upon which awards intended to be “performance-based compensation” under Section 162(m) may be made, and the qualification of options and SARs granted under the 2006 Incentive Award Plan as “performance-based compensation” for purposes of Section 162(m).

Change in Control. Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change in control of the Company (as defined in the 2006 Incentive Award Plan) (i) in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse or (ii) in which awards are converted, assumed or replaced by the successor and the participant, within two years of the date of the change in control, either is terminated other than for cause or terminates employment for good reason, the awards as converted, assumed or replaced will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change in control, the Compensation Committee may cause any and all awards outstanding under the 2006 Incentive Award Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the Compensation Committee, in its sole and absolute discretion, will determine.

Effect of Termination of Employment. If a participant ceases to be employed by or provide other services to us and our subsidiaries, awards under the 2006 Incentive Award Plan then held by the participant will be treated as set forth in the applicable award agreement.

U.S. Federal Income Tax Consequences

The Federal income tax consequences of the 2006 Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2006 Incentive Award Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2006 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The following does not describe other Federal taxes, or foreign, state or local income taxes which may vary depending on individual circumstances and from locality to locality.

Nonqualified Stock Options. If a participant is granted a nonqualifed option under the 2006 Incentive Award Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2006 Incentive Award Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualifed options will apply.
Other Awards. The current federal income tax consequences of other awards authorized under the 2006 Incentive Award Plan generally follow certain basic patterns. SARs are taxed and deductible in substantially the same manner as nonqualifed options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards and cash incentive awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.
Section 162(m) of the Code. We generally should be entitled to a federal income tax deduction at the same time and for the same amount as the participant recognizes ordinary income under Section 83 of the Code, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain “covered employees.” Section 162(m) generally places a $1 million annual limit on the amount of compensation paid to certain of the Company's executive officers that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “performance-based compensation.” The 2006 Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the Compensation Committee, be structured so as to qualify for the “performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2006 Incentive Award Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The 2006 Incentive Award Plan will be administered in a manner intended to comply with Section 409A.

Plan Awards

Our non-employee directors will be entitled to receive automatic formula grants of restricted stock under the 2006 Incentive Award Plan in the amounts and on the terms described above. Because awards under the 2006 Incentive Award Plan (other than with respect to the formula grants to our non-employee directors) are within the discretion of the Compensation Committee, neither the number nor the type of future 2006 Incentive Award Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

Shares of restricted stock will be granted to each of our eight non-employee directors at the Meeting in an amount calculated by dividing $60,000 by the fair market value of a share of our common stock on the date of the Meeting.

The following table provides information with respect to awards granted under the 2006 Incentive Award Plan, excluding cancelled or forfeited awards, to our individual named executive officers and other groups during the year ended December 31, 2011.

Awards Granted Under 2006 Incentive Award Plan
During the Year Ended December 31, 2011

Name and Position	Shares of common stock Underlying Options (#)	Share of common stock Underlying Restricted Stock (#)
Scott Drake, President, Chief Executive Officer and Director	400,000	50,000
Guy A. Childs, Chief Financial Officer	26,800	26,800
Jason D. Hein, Senior Vice President, General Manager, Vascular Intervention	17,500	17,500
Shahriar (Shar) Matin, Senior Vice President, Operations, Product Development and International	17,500	17,500
Roger Wertheimer, Vice President, General Counsel & Secretary and Vice President, Human Resources	12,500	10,000
Francisco (Frank) T. Rivas, Vice President, Chief Compliance Officer	12,500	10,000
All current executive officers as a group	486,800	131,800
All current directors who are not executive officers as a group	—	74,030
David G. Blackburn, Director	—	10,274
Anne Melissa Dowling, Director	—	10,274
R. John Fletcher, Director and Chairman of the Board	—	10,274
William C. Jennings, Director	—	10,274
Daniel A. Pelak, Director	—	6,193
Joseph M. Ruggio, M.D., Director	—	10,274
Maria Sainz, Director	—	6,193
Craig M. Walker, M.D., Director	—	10,274

Each associate of any such director, executive officer or nominee	—	—
Each other person who received or is to receive 5% of awards granted under the 2006 Incentive Award Plan since inception of the plan	—	—
All employees who are not executive officers as a group	377,500	30,000
_____________________

Vote Required

Approval of the Plan Amendment and the 2006 Incentive Award Plan, as amended, requires the affirmative vote of a majority of the shares of common stock present and entitled to vote, in person or by proxy, at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT AND THE 2006 INCENTIVE AWARD PLAN, AS AMENDED.

APPROVAL OF THE ESPP AMENDMENT
(Proposal No. 4)

On March 6, 2012, the Compensation Committee adopted, subject to stockholder approval, the ESPP Amendment to increase the maximum number of shares of Common Stock available for sale under The Spectranetics Corporation 2010 Employee Stock Purchase Plan (the “ESPP”) by 400,000 shares, which is included as Appendix C to this proxy statement. Under the terms of the ESPP prior to the ESPP Amendment, the maximum number of shares of our Common Stock that may be issued under the ESPP is 300,000. As of April 6, 2012, there were approximately 85,000 shares of our Common Stock remaining available for future purchases under the ESPP. The ESPP Amendment, if approved by our stockholders, would increase the maximum number of shares of our Common Stock available for sale under the ESPP to 700,000. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with the opportunity to purchase shares of our Common Stock at a discount from the then-current market price through accumulated payroll deductions. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

The following is a summary of the significant features of the ESPP. This summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the text of the ESPP.

Administration

The ESPP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full authority to adopt rules and procedures to administer the ESPP, to interpret the provisions of the ESPP, to determine the terms and conditions of offerings under the ESPP, and to designate which of our subsidiaries may participate in the ESPP. The Compensation Committee may delegate administrative tasks to employees. All costs and expenses incurred for ESPP administration are paid by us.

Shares Available Under ESPP

The maximum number of shares of our Common Stock which will be authorized for sale under the ESPP after the ESPP Amendment is effective is 700,000. The Common Stock made available for sale under the ESPP may be authorized but unissued shares or treasury shares, or shares reacquired in private transactions or open market purchases. Any shares issued under the ESPP will reduce, on a one-for-one basis, the number of shares available for subsequent issuance under the ESPP. In the event of any change to our outstanding Common Stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the number and class of shares available under the ESPP and to the number, class and purchase price of shares subject to each outstanding purchase right.

Eligibility and Participation

Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the ESPP. Generally, all other employees of the Company or any designated participating subsidiary may participate in the ESPP, provided that for any offering period under the ESPP the Compensation Committee may determine that any of following employees are not eligible to participate: (1) employees who have been employed by the Company for less than two years (or any shorter period, as the Compensation Committee may determine), (2) employees whose customary employment with the Company is twenty hours of less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year, as the Compensation Committee may determine), (3) “highly compensation employees” of the Company or any designated participating subsidiary (within the meaning of Section 414(q) of the Code) or “highly compensated employees” (A) with compensation above a specified level, (B) who are officers, and/or (C) who are subject to Section 16(a) of the Securities Exchange Act of 1934, and/or (4) employees who are citizens or residents of a foreign jurisdiction where applicable law would prevent the grant of an option under the ESPP or would cause the ESPP to violate the terms of Section 423 of the Code. If the Compensation Committee imposes any of the forgoing exclusions for an offering period under the ESPP it must do so prior to such offering period, and the exclusions must be applied in an identical manner to all employees of the Company.

The Compensation Committee has determined that, until it otherwise determines, all employees of the Company are eligible to participate in any offering period under the ESPP, other than (1) “highly compensated employees” who are subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934 and (2) employees whose customary employment with the Company is twenty hours of less per week and/or not more than five months per calendar year. As of April 6, 2012, the number of employees that we estimate were eligible to participate in the ESPP was approximately 515.

Eligible employees may enroll in the ESPP and begin participating at the start of any offering period.

Offering Periods and Purchase Dates

Shares of our Common Stock will be offered under the ESPP through a series of successive six-month offering periods commencing on the first day of January and July. Purchases of our Common Stock at a discount under the ESPP will occur on the last trading day of June and December each year.

Purchase Price

The purchase price of a share of our Common Stock under the ESPP on each purchase date will be 85% of the fair market value of our Common Stock on either (i) the first trading day of the offering period or (ii) the last trading day of the offering period, whichever is lower, but no less than par value.

The fair market value of a share of our Common Stock on any relevant date under the ESPP will be deemed to be equal to the closing sale price per share on such date on the NASDAQ Stock Market. The closing sale price of our Common Stock on the NASDAQ Stock Market on April 5, 2012 was $10.14 per share.

Contributions and Stock Purchases

Each participant may authorize periodic payroll deduction contributions in any multiple of 1% of his or her eligible compensation each offering period, of at least 2%, up to a maximum of 15% of eligible compensation per pay period. The accumulated contributions will automatically be applied on each purchase date to the purchase of shares of our Common Stock at the purchase price in effect for that purchase date. For purposes of the ESPP, eligible compensation generally includes base salary or wages, commissions, shift premiums and overtime pay, and excludes bonuses and other incentive payments.

The participant will purchase the number of whole shares of our Common Stock that his or her accumulated payroll deductions will buy at the purchase price. No fractional shares will be purchased. Accordingly, the balance of a participant's contributions will be carried forward to the next offering period unless the participant elects to withdraw from the ESPP.

Special Limitations

The ESPP imposes certain limitations upon a participant's right to purchase our Common Stock under the ESPP, including the following:

•
A participant may not be granted rights to purchase more than $25,000 worth of our Common Stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

•	No participant may purchase more than 2,500 shares of our Common Stock (or such other number of shares as the Compensation Committee may designate for a specific offering) on any one purchase date.

Changing Contribution Amounts; Withdrawal from ESPP

A participant may decrease or increase the amount of his or her payroll deduction contributions effective as of the first day of the next offering period. A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant may elect either to withdraw from the ESPP and have the entire balance of his or her account refunded in cash without interest, or to have his or her account balance held in the ESPP and applied to purchase shares at the end of the offering period.

Termination of Employment

A participant's participation in the ESPP will immediately terminate upon his or her termination of employment for any reason. Any payroll deductions that the participant may have made for the offering period in which such termination of employment occurs will be refunded and will not be applied to the purchase of Common Stock.
Shareholder Rights
No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights under the ESPP until the shares are actually purchased on the participant's behalf through the ESPP.

Transferability

Purchase rights under the ESPP are not transferable and are exercisable only by the participant. In addition, without the consent of the Compensation Committee, no shares of Common Stock purchased under the ESPP may be transferred by the participant before the first anniversary of the date on which such shares were purchased, other than by will or pursuant to the laws of descent and distribution following a participant's death. This transfer restriction on shares will not apply to any transfer of shares to our Company or to any transfer in connection with a liquidation or corporate transaction involving our Company.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of our Common Stock available for purchase under the ESPP, as well as the purchase price and the number of shares covered by each purchase right under the ESPP that has not yet been purchased shall be proportionately adjusted for adjustments made in the number of outstanding shares of our Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or any other subdivision.

In the event of a proposed liquidation of dissolution of our Company, a proposed sale of all or substantially all of our assets, or a proposed merger in which we are not the surviving entity, or any other similar corporate transaction, the Compensation Committee will establish a new purchase date for the then current offering period. The new exercise date will occur prior to the effective date of the liquidation or corporate transaction and each outstanding purchase right will automatically be exercised on the new purchase date. In the event that each outstanding purchase right is assumed or equivalent purchase rights are substituted by the successor corporation or a parent or subsidiary of the successor corporation in a corporate transaction, no new purchase date will be established and the then current offering period will continue.

Insufficient Shares

If the Compensation Committee determines that the total number of shares of Common Stock which are to be purchased under outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the ESPP at that time, the Compensation Committee will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the ESPP, no further offering periods will take place. In this event, excess payroll deductions will be refunded to participants in a lump sum without interest.

Amendment and Termination

The Board of Directors may amend, suspend or terminate the ESPP at any time. However, absent the approval of our stockholders, the Board of Directors may not amend the ESPP (i) to increase the maximum number of shares that may be purchased under the ESPP or (ii) in any manner that would cause the ESPP to no longer be an “employee stock purchase plan” within the meaning of Section 423 of the Code. Unless terminated earlier by the Board of Directors, the ESPP will terminate automatically on the tenth anniversary of the date on which the ESPP is adopted by the Board of Directors. No further offerings will take place once all shares of Common Stock available for purchase thereunder have been purchased unless stockholders approve an amendment authorizing new shares under the ESPP.

Without limiting the foregoing, the Compensation Committee may, without approval of our stockholders, change offering periods or limit the amount and frequency of amounts contributed to the ESPP. The Board of Directors may, without approval of our stockholders, alter the exercise price of options, including for offering periods then in effect, in order to avoid negative financial accounting consequences.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event that the participant dies while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the first day of the offering period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction in the taxable year in which such disposition occurs equal to the amount of such excess. Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock for purposes of determining such capital gain or loss.

If the participant sells or disposes of the purchased shares more than two years after the first day of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the closing market price of the shares on the first day of the offering period in which the shares were acquired. Any further gain or loss to the participant upon disposition will be capital gain or loss, and the amount of ordinary income recognized by the participant will be added to the participant's basis in the Common

Stock for purposes of determining such capital gain or loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lesser of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the closing market price of the shares on the first day of the offering period in which those share were acquired.

Plan Benefits

No current non-employee directors will receive any benefit under the ESPP. In addition, until otherwise determined by our Compensation Committee, our executive officers who constitute “highly compensated employees” of the Company or any designated subsidiary (within the meaning of Section 414(q) of the Code) and are subject to the disclosure requirements of Section 16(a) of the Exchange Act are not eligible to participate in the ESPP. The benefits to be received by our officers and employees under the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions.

Stockholder Approval

Approval of the ESPP Amendment requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE SPECTRANETICS CORPORATION 2010 EMPLOYEE STOCK PURCHASE PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 5)

The Audit Committee annually considers and recommends to the Board the selection of an independent registered public accounting firm. After an evaluation process of several independent registered public accounting firms and as recommended by the Company’s Audit Committee, the Board approved the selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2012, replacing Ehrhardt Keefe Steiner & Hottman PC.

A representative of KPMG is expected to be present at the Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the Meeting. If not ratified, the selection will be reconsidered by the Audit Committee, although the Audit Committee will not be required to select a different independent registered public accounting firm for the Company.

The affirmative vote of a majority of shares of Common Stock present and entitled to vote, in person or by proxy, is required to approve this Proposal No. 5. Abstentions effectively count as no votes on this Proposal No. 5. Unless otherwise instructed, proxies will be voted FOR ratification of the selection of KPMG.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

As permitted by the SEC’s proxy rules, the Company will deliver only one Annual Report and one Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of those stockholders. This practice is designed to reduce our printing and mailing costs. The Company will, upon written or oral request, promptly deliver a separate copy of the Annual Report and/or Proxy Statement to a stockholder at a shared address to which single copies of the documents were delivered. You may make such request by contacting the Company’s Corporate Secretary at 9965 Federal Drive, Colorado Springs, Colorado 80921, telephone (719) 633-8333. Stockholders wishing to receive a separate annual report and/or proxy statement in the future or stockholders sharing an address wishing to receive a single copy of each of the annual report and proxy statement in the future may also contact the Company’s Corporate Secretary as referenced above.

2011 ANNUAL REPORT TO STOCKHOLDERS

A copy of our 2011 Annual Report to Stockholders has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The 2011 Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K FOR THE 2011 FISCAL YEAR

On March 15, 2012, we filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 2011. The Form 10-K has been reprinted as part of our 2011 Annual Report to Stockholders. Stockholders may also obtain a copy of the Form 10-K and any of our other SEC reports, free of charge, from the SEC’s website at www.sec.gov or from our website at www.spectranetics.com, or by writing to our Corporate Secretary, The Spectranetics Corporation, 9965 Federal Drive, Colorado Springs, Colorado 80921. The Annual Report on Form 10‑K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

OTHER MATTERS

The Board knows of no other matters, other than the matters set forth in this Proxy Statement, to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the proxies will vote such proxy in accordance with their best judgment on any such matter. The persons named in the proxies will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

DATE OF RECEIPT OF STOCKHOLDER PROPOSALS

Under the applicable rules of the SEC, a stockholder who wishes to submit a stockholder proposal for inclusion in the proxy statement of the Board of Directors for the Annual Meeting of Stockholders to be held in 2013 must submit such proposal in writing to the Secretary of the Company at the Company’s principal executive offices no later than December 17, 2012. In addition, all stockholder proposals for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2013 must comply with the requirements of SEC Rule 14a-8 under the Exchange Act. The Company’s Amended and Restated Bylaws also provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting (but that would not be included in the Company’s proxy statement) must notify the Secretary of the Company thereof in writing no earlier than 120 days and no later than 90 days prior to the preceding year’s meeting date or January 31, 2013 and March 2, 2013, respectively. Such notice must set forth certain information specified in the Company’s Amended and Restated Bylaws.

BY ORDER OF THE BOARD OF DIRECTORS
Scott Drake
President and Chief Executive Officer

Dated April 17, 2012

PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

APPENDIX A

NINTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

THIS NINTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Ninth Amendment”), dated as of March 6, 2012, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan) and for certain other amendments.

NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:

1.             Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)         Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 5,250,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award.  In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”

2.             Section 11.2 of the Plan is hereby amended and restated in its entirety as follows:

11.2 Acceleration Upon a Change in Control. Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, (i) if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse, and (ii) if a Change in Control occurs and a Participant’s Awards are converted, assumed, or replaced by a successor entity, and the Participant, within two (2) years of the date of the Change in Control, either (A) is terminated other than for Cause or (B) terminates employment for Good Reason, the Awards as converted, assumed, or replaced shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. The terms “Cause” and “Good Reason” shall have the meanings, if

A-1

any, given such terms in Participant’s Award Agreement or severance, employment or other written agreement with the Company. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

3.     This Ninth Amendment shall be effective as of the date of approval by the stockholders of the Company.

4.             Upon the approval by the stockholders of the Company, this Ninth Amendment shall be incorporated in and form a part of the Plan.

5.             Except as set forth herein, the Plan shall remain in full force and effect.

A-2

 APPENDIX B

THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
ARTICLE 1.
PURPOSE
      The purpose of the Spectranetics Corporation 2006 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of The Spectranetics Corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTIONS
      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
      2.1     “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.
      2.2     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.
      2.3     “Board” means the Board of Directors of the Company.
      2.4     “Change in Control” means and includes each of the following:

      (a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

      (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

      (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

      (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

      (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
2.5      “Code” means the Internal Revenue Code of 1986, as amended.
2.6     “Committee” means the committee of the Board described in Article 12 hereof.
2.7     “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.
2.8     “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
2.9     “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.
2.10     “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.
2.11     “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
2.12     “Effective Date” shall have the meaning set forth in Section 13.1 hereof.
2.13     “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.
2.14     “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
2.15     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.16     “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if Stock is not publicly traded, or with respect to any non-Stock based Award or the settlement of an Award, the fair market value established by the Committee acting in good faith.

2.17     “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).
2.18     “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.19     “Independent Director” means a member of the Board who is not an Employee of the Company.
2.20     “1997 Plan” means The 1997 Equity Participation Plan of The Spectranetics Corporation, as amended from time to time.
2.21     “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b) (3) under the Exchange Act, or any successor rule.
2.22     “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
2.23     “Option” means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
2.24     “Participant” means any Eligible Individual who, as a member of the Board or Employee, has been granted an Award pursuant to the Plan.
2.25     “Performance-Based Award” means an Award, other than an Option or SAR, granted to selected Covered Employees which the Committee determines shall be subject to the terms and conditions set forth in Article 9 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.
2.26     “Performance Bonus Award” has the meaning set forth in Section 8.7 hereof.
2.27     “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes and stock-based compensation), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms by comparison to comparable performance in an earlier period or periods, or as compared to results of a peer group, industry index, or other Company or companies. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
2.28     “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.29     “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
2.30     “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
2.31     “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
2.32     “Plan” means this Spectranetics Corporation 2006 Incentive Award Plan, as it may be amended from time to time.
2.33     “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) (4) (C) of the Code.
2.34     “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.
2.35     “Restricted Stock Unit” means an Award granted pursuant to Section 8.6 hereof.
2.36     “Securities Act” shall mean the Securities Act of 1933, as amended.
2.37     “Stock” means the common stock of the Company, no par value per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.
2.38     “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
2.39     “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.
2.40     “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.
SHARES SUBJECT TO THE PLAN
      3.1     Number of Shares.
      (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 350,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.

      (b) To the extent that an Award terminates, expires, or lapses for any reason, or is settled in cash, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not subsequently be available for grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for, or settled in, Stock, the full number of shares subject to such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a), regardless of the actual number of shares issued upon such exercise or settlement. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
      3.2     Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
      3.3     Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 250,000 and the maximum amount that may be paid in cash with respect to one or more Awards to any one Participant which are not denominated in Stock or otherwise for which the foregoing limitation would not be an effective limitation, the maximum amount that may be paid in cash during any calendar year shall be $5,000,000.

ARTICLE 4.
ELIGIBILITY AND PARTICIPATION
      4.1     Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
      4.2     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
      4.3     Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

 ARTICLE 5.
STOCK OPTIONS
      5.1     General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(b) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

      (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

      (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, including shares that would otherwise be issuable or transferable upon exercise of the Option, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Company, not later than the settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company n violation of Section 13(k) of the Exchange Act.

      (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      5.2     Incentive Stock Options. Incentive Stock Options shall be granted only to employees of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.
      (a) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
      (b) Ten Percent Owners. An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code, unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

      (c) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
      (d) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
      (e) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
      5.3     Options Granted to Independent Directors.
      (a) Grant of Options to Independent Directors. During the term of the Plan, a person who first becomes an Independent Director shall automatically be granted an Option to purchase 45,000 shares of Stock (an ”Initial Option”) on the date of such initial election. In addition, during the term of the Plan, each Independent Director who has served at least three years as an Independent Director, shall be granted on the third anniversary of the date of the grant of the Initial Option, and each third anniversary thereafter (so long as he is an Independent Director at the close of business on such date), an Option to purchase an additional 45,000 shares of Stock (“Anniversary Option”). For the avoidance of doubt, an Independent Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant but to the extent that such individual is otherwise eligible, will receive, on the third anniversary of the annual meeting of stockholders immediately following his or her retirement from employment with the Company and each third anniversary thereafter (so long as he is an Independent Director at the close of business on such date), an Anniversary Option.
      (b) Terms of Options Granted to Independent Directors. Options granted to Independent Directors shall be Non-Qualified Stock Options. The exercise price per share of Stock subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Stock on the date the Option is granted. Subject to the grantee’s continued status as a Board member, Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3 % on each of the first, second and third anniversaries of the date on which the Option is granted. The term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. Upon a Director’s termination of directorship for any reason, all outstanding Options granted to such Director under Section 5.3(a) above shall remain exercisable for 12 months following his or her termination of directorship (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option). Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.3(a) above which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.
      (c) 1997 Plan Awards. As of the Effective Date (as defined below), (i) Options granted to Independent Directors pursuant to this Section 5.3 shall be in lieu of all Option grants to Independent Directors under Section 3.4 of the 1997 Plan, and (ii) the provisions of this Section 5.3 shall replace and supersede the relevant provisions of Sections 3.4 and 5.6 of the 1997 Plan.

ARTICLE 6.
RESTRICTED STOCK AWARDS
      6.1     Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
      6.2     Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.
      6.3     Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.
      6.4     Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.
STOCK APPRECIATION RIGHTS
      7.1     Grant of Stock Appreciation Rights.
      (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
      (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.
      7.2     Payment and Limitations on Exercise.
      (a) Subject to Section 7.2(b), payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.
      (b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.
OTHER TYPES OF AWARDS
      8.1     Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.2     Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
      8.3     Dividend Equivalents.
      (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.
      (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.
      8.4     Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
      8.5     Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
      8.6     Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
      8.7     Performance Bonus Awards. Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.
      8.8     Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.
      8.9     Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
      8.10     Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only vest or be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may vest or be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that, to the extent required to preserve tax deductibility under Section 162(m) of the Code, any such provision with respect to Performance Shares or Performance Stock Units that are intended to constitute Qualified Performance-Based Compensation shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.
      8.11     Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
      8.12     Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.
PERFORMANCE-BASED AWARDS
      9.1     Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.
      9.2     Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
      9.3     Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
      9.4     Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
      9.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.
PROVISIONS APPLICABLE TO AWARDS
      10.1     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
      10.2     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
      10.3     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish; provided, however, that no such transfer of an Incentive Stock Option shall be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the

Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. Notwithstanding the foregoing, in no event shall any Award be transferable by a Participant to a third party (other than the Company) for consideration.
      10.4     Beneficiaries. Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
      10.5     Stock Certificates; Book Entry Procedures.
      (a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
      (b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
      10.6     Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions. The foregoing notwithstanding, such Awards may vest on an accelerated basis in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances. For purposes of this Section 10.6, (i) vesting over a specified period will include periodic vesting over such period, and (ii) a pre-announced period in which service is required as a condition to the grant of any Award may count toward the minimum vesting period required under this Section 10.6, if so determined by the Committee.
      10.7     Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.
CHANGES IN CAPITAL STRUCTURE
      11.1     Adjustments.
      (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
      (b) In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

      (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

      (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

      (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

      (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.
      11.2     Acceleration Upon a Change in Control. Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.
      11.3     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.
ADMINISTRATION
      12.1     Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Stock are traded). Any action taken by the Committee shall be valid and effective, regardless of whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.
      12.2     Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts unanimously approved in writing by the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      12.3     Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;
(b) Determine the type or types of Awards to be granted to each Participant;
(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

      (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

      (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
      12.4     Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
      12.5     Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.
EFFECTIVE AND EXPIRATION DATE
      13.1     Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s bylaws.
       13.2     Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.
AMENDMENT, MODIFICATION, AND TERMINATION
      14.1     Amendment, Modification, and Termination. Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option or SAR beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (I) no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Award is granted, (II) except as permitted by Article 11 hereof, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR having a higher per share exercise price, and (III) except as permitted by Article 11 hereof, no Award may be granted in exchange for the cancellation or surrender of an Option or SAR with a per share exercise price that is greater than the Fair Market Value on the date of such grant or cancellation.
      14.2     Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.
GENERAL PROVISIONS
      15.1     No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
      15.2     No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
      15.3     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a fair market value on the date of withholding equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      15.4     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
      15.5     Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
      15.6     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      15.7     Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
      15.8     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
      15.9     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
      15.10     Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
      15.11     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
      15.12     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
      15.13     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
      15.14     Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *
      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of The Spectranetics Corporation on April 15, 2006.
* * * * *
      I hereby certify that the foregoing Plan was approved by the stockholders of The Spectranetics Corporation June 6, 2006.
      Executed on this 6th day of June 2006.

/s/ Guy A. Childs
Corporate Secretary

FIRST AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
     THIS FIRST AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “First Amendment”), dated as of December 11, 2006, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth herein; and
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.
     NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:
1. Section 2.16 of the Plan is hereby amended and restated in its entirety as follows:
“2.16 ‘Fair Market Value’ means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, or with respect to any non-Stock based Award or the settlement of an Award, the fair market value established by the Committee acting in good faith.”
2. Section 2.37 of the Plan is hereby amended and restated in its entirety as follows:
“2.37 ‘Stock’ means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.”

3. Section 11.1(a) and the first paragraph of Section 11.1(b) are hereby amended and restated in their entirety as follows:
“(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.”
“(b) In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:”
4. This First Amendment shall be effective as of the date hereof.
5. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.
6. Except as set forth herein, the Plan shall remain in full force and effect.

          I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on December 11, 2006.
          Executed on this 11th day of December, 2006.

By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer and Secretary

SECOND AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
     THIS SECOND AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Second Amendment”), dated as of March 6, 2007, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment, dated as of December 11, 2006 (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth herein; and
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).
     NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:
1. Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:
               “(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 700,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”
2. This Second Amendment shall be effective as of the date of approval by the stockholders of the Company.
3. Upon the approval by the stockholders of the Company, this Second Amendment shall be incorporated in and form a part of the Plan.
4. Except as set forth herein, the Plan shall remain in full force and effect.
I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on March 6, 2007.
* * * * *
I hereby certify that the foregoing Second Amendment was approved by the stockholders of The Spectranetics Corporation on June 19, 2007.
          Executed on this 19th day of June, 2007.

By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
	Title:	Secretary

THIRD AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
     THIS THIRD AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Third Amendment”), dated as of August 13, 2007, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment thereto, dated as of December 11, 2006, and the Second Amendment thereto, dated as of June 19, 2007 (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth herein; and
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.
     NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:
     1. Section 5.3(b) of the Plan is hereby amended and restated in its entirety as follows:
     “(b) Terms of Options Granted to Independent Directors. Options granted to Independent Directors shall be Non-Qualified Stock Options. The exercise price per share of Stock subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Stock on the date the Option is granted. Subject to the grantee’s continued status as a Board member, Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3 % on each of the first, second and third anniversaries of the date on which the Option is granted. The term of each Option granted to an

Independent Director shall be 10 years from the date the Option is granted. Upon a Director’s termination of directorship, all outstanding Options granted to such Director under Section 5.3(a) above shall, to the extent vested as of the date of such termination, remain exercisable for 3 years following his or her termination of directorship due to retirement or for one year following his or her termination of directorship for any other reason (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option, but in no event beyond the term of such Option). Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.3(a) above which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.”
     2. This Third Amendment shall be effective as of the date hereof.
     3. This Third Amendment shall be and is hereby incorporated in and forms a part of the Plan.
     4. Except as set forth herein, the Plan shall remain in full force and effect.

     I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on August 13, 2007.
     Executed on this 13th day of August, 2007.

By:	/s/ Guy A. Childs
	Name:	Guy A. Childs
	Title:	Chief Financial Officer

FOURTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
THIS FOURTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Fourth Amendment”), dated as of April 15, 2008, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment thereto, dated as of December 11, 2006, the Second Amendment thereto, dated as of June 19, 2007, and the Third Amendment thereto, dated as of August 13, 2007 (the “Plan”);
WHEREAS, as of December 7, 2007, the Company has suspended the formula Option grant provisions set forth in Section 5.3 of the Plan, and no further grants of Options shall be made to Independent Directors thereunder;
WHEREAS, the Company desires to amend the Plan as set forth herein; and
WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.
NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. Section 5.3 of the Plan is hereby amended as follows:
a. The first sentence of Section 5.3(a) of the Plan is hereby amended to delete the phrase “During the term of the Plan” appearing therein and to substitute the phrase “During the period commencing on the Effective Date (as defined below) and ending on December 7, 2007” therefor.
b. The following new sentence is hereby added to the end of Section 5.3(a):
“Notwithstanding anything else in the Plan, no Option shall be granted pursuant to this Section 5.3, and no Independent Director shall have any right to receive an Option pursuant to this Section 5.3, following December 7, 2007.”
c. The second sentence of Section 5.3(a) of the Plan is hereby amended to delete the phrase “during the term of the Plan” appearing therein and to substitute the phrase “during the period commencing on the Effective Date and ending on December 7, 2007” therefor.
d. Section 5.3(c) of the Plan is hereby amended to delete the phrase “As of the Effective Date (as defined below)” appearing therein and to substitute the phrase “During the period commencing on the Effective Date and ending on December 7, 2007” therefor.
2. The following new Section 6.5 is hereby added to the Plan:
“6.5 Restricted Stock Granted to Independent Directors.
(a) Initial Grants. Effective as of April 15, 2008, during the term of the Plan, each individual who is newly elected or appointed as an Independent Director (a “Newly Elected Independent Director”) after April 15, 2008, shall, on the date of such individual’s initial election or appointment, automatically be granted an Award of 10,000 shares of Restricted Stock (the “Initial Grant”). Subject to the Independent Director’s continued service with the Company, each Initial Grant shall vest in full on the one-year anniversary of the date of grant.
(b) Annual Grants. Effective as of April 15, 2008, during the term of the Plan, each continuing Independent Director shall, on the date of each annual meeting of stockholders of the Company (an “Annual Meeting”), automatically be granted an Award of 5,000 shares of Restricted Stock (the “Annual Grant”), commencing as follows:
(i) For each Newly Elected Independent Director, (x) if the Initial Grant is made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the next Annual Meeting following the Initial Grant, and (y) if the Initial Grant is not made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the second Annual Meeting following the Initial Grant. For the avoidance of doubt, a Newly Elected Independent Director who is elected or appointed at an Annual Meeting shall receive (1) an Initial Grant (but not an Annual Grant) on the date of such Annual Meeting and (2) an Annual Grant on the date of the next Annual Meeting.
(ii) For each individual who is an existing Independent Director as of April 15, 2008, the Annual Grant shall commence on the date of the first Annual Meeting occurring on or after the date on which all Options held by such Independent Director as of April 15, 2008, have fully vested.
Subject to the Independent Director’s continued service with the Company, each Annual Grant shall vest in full on the one-year anniversary of the date of grant.”
3. This Fourth Amendment shall be effective as of the date hereof.
4. This Fourth Amendment shall be and is hereby incorporated in and forms a part of the Plan.
5. Except as set forth herein, the Plan shall remain in full force and effect.
I hereby certify that the foregoing Fourth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on April 15, 2008.
Executed on this 15th day of April, 2008.

By:	/s/ Roger Wertheimer
Name: Roger Wertheimer
Title: General Counsel & Vice President, Human Resources

FIFTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
     THIS FIFTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Fifth Amendment”), dated as of April 15, 2008, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment, dated as of December 11, 2006, the Second Amendment, dated as of June, 19, 2007, the Third Amendment, dated as of August 13, 2007 and the Fourth Amendment, dated as of April 15, 2008 (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth herein; and
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).
     NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:
     1. Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:
“(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 1,150,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”
     2. This Fifth Amendment shall be effective as of the date of approval by the stockholders of the Company.
     3. Upon the approval by the stockholders of the Company, this Fifth Amendment shall be incorporated in and form a part of the Plan.
     4. Except as set forth herein, the Plan shall remain in full force and effect.
          I hereby certify that the foregoing Fifth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on April 15, 2008.
* * * * *

          I hereby certify that the foregoing Fifth Amendment was approved by the stockholders of The Spectranetics Corporation on June 18, 2008.
          Executed on this 18th day of June, 2008.

By:	/s/ Roger Wertheimer
	Name:	Roger Wertheimer
	Title:	Secretary

SIXTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
THIS SIXTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Sixth Amendment”), dated as of November 19, 2008, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);
WHEREAS, the Company desires to amend the Plan as set forth herein; and
WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).
NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be and hereby is amended as follows:
1. Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:
“(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 2,550,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”
2. Section 3.3 of the Plan is hereby amended and restated in its entirety as follows:
“3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 800,000 and the maximum amount that may be paid in cash with respect to one or more Awards to any one Participant which are not denominated in Stock or otherwise for which the foregoing limitation would not be an effective limitation, the maximum amount that may be paid in cash during any calendar year shall be $5,000,000.”
3. The following new sentence is hereby added to the end of Section 14.1 of the Plan:
“Awards in excess of the share limits set forth in Sections 3.1(a) and/or 3.3 may be granted or awarded prior to stockholder approval of any amendment to the Plan increasing such share limits, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when such amendment is approved by the stockholders, and provided further that if such approval has not been obtained by the end of the twelve (12) month period immediately following the date of the Board’s adoption of such amendment (or such earlier date as may be determined by the Committee), all such Awards previously granted or awarded under the Plan shall thereupon automatically be canceled and become null and void.”
4. Except as set forth herein, the Plan shall remain in full force and effect.
* * * * *
I hereby certify that the foregoing Sixth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on November 19, 2008.
Executed on this 19th day of November, 2008.

By:	/s/ Roger Wertheimer
	Name:	Roger Wertheimer
	Title:	Secretary
* * * * *
I hereby certify that the foregoing Sixth Amendment was approved by the stockholders of The Spectranetics Corporation on June 10, 2009.
Executed on this 10th day of June, 2009.

By:	/s/ Roger Wertheimer
	Name:	Roger Wertheimer
	Title:	Secretary

SEVENTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

THIS SEVENTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Seventh Amendment”), dated as of March 9, 2010, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).

NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:

1.             Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)         Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 3,550,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award.  In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”

2.             This Seventh Amendment shall be effective as of the date of approval by the stockholders of the Company.

3.             Upon the approval by the stockholders of the Company, this Seventh Amendment shall be incorporated in and form a part of the Plan.

4.             Except as set forth herein, the Plan shall remain in full force and effect.

I hereby certify that the foregoing Seventh Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on March 9, 2010.

*  *  *  *  *

I hereby certify that the foregoing Seventh Amendment was approved by the stockholders of The Spectranetics Corporation on June 25, 2010.

Executed on this 25th day of June, 2010.

By:	/s/ Roger Wertheimer
Name:	Roger Wertheimer
Title:	Secretary

EIGHTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

THIS EIGHTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Eighth Amendment”), dated as of March 8, 2011, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. Section 6.5 of the Plan is hereby amended and restated in its entirety as follows:

“6.5    Restricted Stock Granted to Independent Directors.

(a)    Newly Elected Independent Directors.

(i)    Newly Elected Independent Directors - Initial Grant. Effective as of June 1, 2011, during the term of the Plan, each individual who is newly elected or appointed as an Independent Director (a “Newly Elected Independent Director”) after June 1, 2011, shall, on the date of such individual's initial election or appointment, automatically be granted a number of shares of Restricted Stock equal to the quotient obtained by dividing (x) $60,000, by (y) the Fair Market Value of a share of Stock on the date of such individual's initial election or appointment, as applicable (rounded up to the nearest whole share) (the “Initial Grant”). Subject to the

Independent Director's continued service with the Company, each Initial Grant shall vest in full on the one-year anniversary of the date of grant.

(ii)    Newly Elected Independent Directors - Pro Rata Grant. In the event that a Newly Elected Independent Director first becomes an Independent Director after the date of the 2010 annual meeting of stockholders of the Company on a date other than the date of an annual meeting of stockholders of the Company (an “Annual Meeting”), then, provided that such individual is continuing as an Independent Director immediately after the first Annual Meeting following the date of such individual's initial election or appointment, as applicable, and in addition to such Independent Director's Initial Grant, such individual shall, on the date of the first Annual Meeting following the date of such individual's initial election or appointment, as applicable, automatically be granted a number of shares of Restricted Stock equal to the product of (A) the quotient obtained by dividing (w) $60,000 by (x) the Fair Market Value of a share of Stock on the date of such Annual Meeting, multiplied by (B) the quotient obtained by dividing (y) the number of days that have elapsed from the date of such individual's initial election or appointment, as applicable, to the date of such Annual Meeting, by (z) 365 (rounded up to the nearest whole share) (the “Pro Rata Grant”). Subject to the Independent Director's continued service with the Company, each Pro Rata Grant shall vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant.

(b)    Annual Grants. Effective as of June 1, 2011, during the term of the Plan, each continuing Independent Director shall, on the date of each Annual Meeting, automatically be granted a number of shares of Restricted Stock equal to the quotient obtained by dividing (x) $60,000, by (y) the Fair Market Value of a share of Stock on the date of such Annual Meeting (rounded up to the nearest whole share) (the “Annual Grant”), commencing as follows:

(i)    For each Newly Elected Independent Director, (x) if the Initial Grant is made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the next Annual Meeting following the Initial Grant, and (y) if the Initial Grant is not made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the second Annual Meeting following the date of such individual's initial election or appointment, as applicable. For the avoidance of doubt, a Newly Elected Independent Director who is elected or appointed at an Annual Meeting shall receive (1) an Initial Grant (but not a Pro Rata Grant or an Annual Grant) on the date of such Annual Meeting and (2) an Annual Grant on the date of the next Annual Meeting.

(ii)    Subject to paragraph (b)(i) above, for each individual who is an existing Independent Director as of June 1, 2011, the Annual Grant shall commence on the date of the first Annual Meeting occurring on or after June 1, 2011.

Subject to the Independent Director's continued service with the Company, each Annual Grant shall vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant.

2. This Eighth Amendment shall be effective as of the date hereof.

3. This Eighth Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. Except as set forth herein, the Plan shall remain in full force and effect.

I hereby certify that the foregoing Eighth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on March 8, 2011

Executed on this 8th day of March, 2011.

By:     /s/ Roger Wertheimer
Name: Roger Wertheimer
Title: Vice President, General Counsel and Secretary

NINTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

THIS NINTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Ninth Amendment”), dated as of March 6, 2012, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan) and for certain other amendments.

NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:

1.             Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)         Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 5,250,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award.  In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”

2.             Section 11.2 of the Plan is hereby amended and restated in its entirety as follows:

11.2 Acceleration Upon a Change in Control. Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, (i) if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse, and (ii) if a Change in Control occurs and a Participant’s Awards are converted, assumed, or replaced by a successor entity, and the Participant, within two (2) years of the date of the Change in Control, either (A) is terminated other than for Cause or (B) terminates employment for Good Reason, the Awards as converted, assumed, or replaced shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. The terms “Cause” and “Good Reason” shall have the meanings, if any, given such terms in Participant’s Award Agreement or severance, employment or other written agreement with the Company. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

3.     This Ninth Amendment shall be effective as of the date of approval by the stockholders of the Company.

4.             Upon the approval by the stockholders of the Company, this Ninth Amendment shall be incorporated in and form a part of the Plan.

5.             Except as set forth herein, the Plan shall remain in full force and effect.

APPENDIX C

FIRST AMENDMENT TO
THE SPECTRANETICS CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN

THIS FIRST AMENDMENT TO THE SPECTRANETICS CORPORATION 2010 EMPLOYEE STOCK PURCHASE PLAN (this “First Amendment”), dated as of March 6, 2012, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2010 Employee Stock Purchase Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 7.5 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan) and for certain other amendments.

NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:

1.    Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

“5.1    Common Stock Reserved. Subject to adjustment as provided in Section 5.2, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 700,000. Shares of Common Stock made available for sale under the Plan may be authorized but unissued shares or treasury shares, or shares reacquired in private transactions or open market purchases.”

2.    This First Amendment shall be effective as of the date of approval by the stockholders of the Company.

3.    Upon the approval by the stockholders of the Company, this First Amendment shall be incorporated in and form a part of the Plan.

4.    Except as set forth herein, the Plan shall remain in full force and effect.

C-1

THE SPECTRANETICS CORPORATION

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.eproxy.com/spnc
Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 30, 2012.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 30, 2012.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

Proposal 1. Election of directors:
01 R. John Fletcher
02 Dr. Craig M. Walker

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Proposal 2.	Advisory vote to approve our named executive officer compensation (“Say-on-Pay Vote”).	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 3.	Approval of 2006 Incentive Award Plan, as amended, and Amendment thereto, which, among other things, increases by 1,700,000 shares the authorized number of shares of common stock.	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4.	Approval of Amendment to 2010 Employee Stock Purchase Plan which increases by 400,000 shares the authorized number of shares of common stock.	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 5.	Ratification of appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2012.	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

THE SPECTRANETICS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 31, 2012
9:00 a.m. (MDT)

Cheyenne Mountain Resort
3225 Broadmoor Valley Rd.
Colorado Springs, CO 80906

Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 31, 2012.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" the nominees listed under Item 1, "FOR" the proposals in Items 2, 3, 4 and 5 and, in the discretion of the Proxies, on any other matters which may properly come before the meeting.

By signing the proxy, you revoke all prior proxies and appoint Guy A. Childs and Roger Wertheimer, and each of them, as Proxies with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

See reverse for voting instructions.